                     WaMu Mortgage Pass-Through Certificates
                                Series 2002-AR10

                               Marketing Materials

                         $[1,455,000,100] (Approximate)

                   Washington Mutual Mortgage Securities Corp.
                          Depositor and Master Servicer

                           Washington Mutual Bank, FA
                                    Servicer

[GREENWICH CAPITAL LOGO]

    This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich
 Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Preliminary Term Sheet                              Date Prepared: July 23, 2002

            WaMu Mortgage Pass-Through Certificates, Series 2002-AR10 $[1,455,000,100] (Approximate, Subject to +/- 10% Variance)

                          Publicly Offered Certificates
                   Adjustable Rate Residential Mortgage Loans

==========================================================================================================
              Principal       WAL (Yrs)     Pmt Window
               Amount            To           (Mths)        Interest                      Expected Ratings
Class(1)    (Approx.)(2)     Auct/Mat(3)   To Auct/Mat(3)   Rate Type    Tranche Type       [Moody's/S&P]
--------   ---------------   -----------   --------------   ---------   ---------------   ----------------
   A-1     $  [190,000,000]    0.50/NA         1-12/NA       Fixed(4)       Senior            Aaa/AAA
   A-2     $  [162,000,000]    1.00/NA         1-18/NA       Fixed(4)       Senior            Aaa/AAA
   A-3     $  [185,000,000]    2.00/NA        18-31/NA       Fixed(4)       Senior            Aaa/AAA
   A-4     $  [138,000,000]    3.00/NA        31-42/NA       Fixed(4)       Senior            Aaa/AAA
   A-5     $  [140,250,000]    4.16/NA        42-59/NA       Fixed(4)       Senior            Aaa/AAA
   A-6     $  [389,750,000]    4.91/NA        59-59/NA       Fixed(4)       Senior            Aaa/AAA
   A-7     $  [250,000,000]   2.96/4.21      1-60/1-360      Fixed(5)       Senior            Aaa/AAA
    R      $           100       N/A            N/A          Fixed      Senior/Residual       Aaa/AAA
---------------------------------------------------------------------------------------------------------
    X             Notional                                                  Senior            Aaa/AAA
   B1      $   [17,250,000]      Information Not Provided Hereby          Subordinate         Aa2/AA
   B2      $   [12,750,000]                                               Subordinate          A2/A
   B3      $    [6,000,000]                                               Subordinate        Baa2/BBB
---------------------------------------------------------------------------------------------------------
   B4      $    [3,000,000]                                               Subordinate         Ba2/BB
   B5      $    [2,250,000]       Privately Offered Certificates          Subordinate          B2/B
   B6      $    [3,749,900]                                               Subordinate          NR/NR
==========================================================================================================
Total:     $[1,500,000,000]

(1) The Class A Certificates (other than the Class A-7 Certificates) are subject to a Mandatory Auction Call (as described herein).

(2) The Certificates (as described herein) represent interests in a pool of 5/1 adjustable rate Mortgage Loans. Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(3) WAL and Payment Window for the Class A Certificates (other than the Class A-7 Certificates) are shown to the Auction Distribution Date (as described herein). WAL and Payment Window for the Class A-7 Certificates are shown to the Weighted Average Roll Date (as described herein) and to the Maturity.

(4) For every Distribution Date on or prior to the Auction Distribution Date, the Class A Certificates (other than the Class A-7 Certificates) will have an interest rate equal to the lesser of (a) the fixed interest rate for the related Certificate and (b) the Net WAC of the Mortgage Loans.

(5) For every Distribution Date on or prior to the Weighted Average Roll Date, the Class A-7 Certificates will have an interest rate equal to the lesser of (a) the fixed interest rate for the related Certificate and (b) the Net WAC of the Mortgage Loans.


[GREENWICH CAPITAL LOGO]                                                       2

    This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich
 Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Depositor and
Master Servicer:            Washington Mutual Mortgage Securities Corp.
                            ("WMMSC").

Servicer:                   Washington Mutual Bank, FA ("WMBFA").

Lead Managers:              Greenwich Capital Markets, Inc.

Co-Managers:                Bear Stearns & Co. Inc. and Lehman Brothers.

Dealer:                     WaMu Capital Corp., a Washington Mutual, Inc.
                            Company.

Trustee:                    Deutsche Bank National Trust Company.

Rating Agencies:            [Moody's and S&P] will rate the Certificates, except
                            the Class B-6 Certificates. The Class B-6
                            Certificates will not be rated. It is expected that the Certificates will be assigned the credit ratings on page 2 of this Preliminary Term Sheet.

Statistical Cut-off Date:   July 1, 2002.

Cut-off Date:               August 1, 2002.

Expected Pricing Date:      On or about July [25], 2002.

Closing Date:               On or about August [27], 2002.

Distribution Date:          The 25th of each month (or if such day is not a
                            business day, the next succeeding business day), commencing in September 2002.

Certificates:               The "Senior Certificates" will consist of the Class
                            A-1, Class A-2, Class A-3, Class A-4, Class A-5,
                            Class A-6 and Class A-7 Certificates (the "Class A
                            Certificates"), the Class R and Class X
                            Certificates. The "Subordinate Certificates" will consist of the Class B-1, Class B-2, Class B-3,
                            Class B-4, Class B-5 and Class B-6 Certificates. The
                            Senior Certificates and the Subordinate Certificates are collectively referred to herein as the "Certificates." The Senior Certificates (the
                            "Offered Certificates") are being offered publicly.

Accrued Interest:           The Class A-3, Class A-4, Class A-5, Class A-6 and
                            Class A-7 Certificates settle with accrued interest.
                            The price to be paid by investors for the Class A-3, Class A-4, Class A-5, Class A-6 and Class A-7
                            Certificates will include accrued interest from the Cut-off Date up to, but not including, the Closing
                            Date ([26] days).

                            The Class A-1 and Class A-2 Certificates settle flat.

Interest Accrual Period:    The interest accrual period with respect to the
                            Class A-3, Class A-4, Class A-5, Class A-6 and Class
                            A-7 Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).

                            The interest accrual period for the Class A-1 and Class A-2 Certificates for a given Distribution Date will be the period beginning the 25th day of the month immediately preceding the month during which Distribution Date occurs (or, in the case of the first Distribution Date, the Closing Date) and ending on the 24th day of the month during which such Distribution Date occurs (on a 30/360 basis).


[GREENWICH CAPITAL LOGO]                                                       3

    This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich
 Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Registration:               The Offered Certificates will be made available in
                            book-entry form through DTC. It is anticipated that the Offered Certificates will also be made available in book-entry form through Clearstream, Luxembourg and the Euroclear System.

Federal Tax Treatment:      It is anticipated that the Class A Certificates will
                            be treated as REMIC regular interests for federal tax income purposes. The Class R Certificate will be treated as a REMIC residual interest for tax purposes.

ERISA Eligibility:          The Class A Certificates are expected to be ERISA
                            eligible. Prospective investors should review with their legal advisors whether the purchase and holding of the Class A Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws. The Class R Certificate is not expected to be ERISA eligible.

SMMEA Treatment:            The Senior Certificates are expected to constitute
                            "mortgage related securities" for purposes of SMMEA.

Auction Administrator:      Deutsche Bank National Trust Company.

Mandatory Auction:          Five business days prior to the Distribution Date in
                            [July 2007] (the "Auction Distribution Date"), the
                            Auction Administrator will auction each of the Class
                            A-1, Class A-2, Class A-3, Class A-4, Class A-5 and
                            Class A-6 Certificates to third-party investors. The proceeds of the auction and amounts received from the Swap Counterparty, if any, will be paid to the Auction Administrator who will then distribute an amount equal to the Par Price to each of the holders of the Class A-1, Class A-2, Class A-3, Class A-4,
                            Class A-5 and Class A-6 Certificates on the Auction
                            Distribution Date. These holders will be obligated to tender their respective Certificates to the Auction Administrator.

                            The Swap Counterparty, pursuant to a swap contract with the Auction Administrator, will agree to pay the excess, if any, of the Par Price over the Auction Price.

Swap Counterparty:          Greenwich Capital Derivatives, Inc. The Royal Bank
                            of Scotland, Plc. ("RBS") will guarantee the obligations of the Swap Counterparty under the swap contract. The long-term debt obligations of RBS are rated "AA-" by S&P, "AA" by Fitch and "Aa1" by Moody's.

Auction Price:              The price at which the Auction Administrator sells
                            each of the Class A-1, Class A-2, Class A-3, Class
                            A-4, Class A-5 and Class A-6 Certificates to the third-party investors.

Par Price:                  With respect to each of the Class A-3, Class A-4,
                            Class A-5 and Class A-6 Certificates, the sum of (i) the principal balance of the related Class A-3, Class A-4, Class A-5 and Class A-6 Certificates, after reducing the principal balance of such Class A
                            Certificates by the related principal distributions and losses on the Auction Distribution Date and (ii) accrued interest on such Class A-3, Class A-4, Class
                            A-5 and Class A-6 Certificates from the first day of the month in which the Auction Distribution Date occurs, up to but excluding the Auction Distribution
                            Date.

                            With respect to each of the Class A-1 and Class A-2 Certificates, the principal balance of the related Class A-1 and Class A-2 Certificates, after reducing the principal balance of such Class A Certificates by principal distributions and losses on the Auction Distribution Date.


[GREENWICH CAPITAL LOGO]                                                       4

    This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich
 Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Optional Termination:       The terms of the transaction allow for a termination
                            of the Offered Certificates which may be exercised once the aggregate principal balance of the Mortgage
                            Loans is equal to or less than [5]% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the "Optional Call Date").

Weighted Average
Roll Date:                  The Distribution Date in [August 2007].

Pricing Prepayment
Speed: The Offered Certificates will be priced to a prepayment speed of [20]% CPR.

Mortgage Loans:             As of the Statistical Cut-off Date, the aggregate
                            principal balance of the mortgage loans described herein is approximately $[695,589,401] (the
                            "Mortgage Loans"). The Mortgage Loans are non-convertible, adjustable rate One Year CMT indexed mortgage loans with initial rate adjustments occurring approximately 60 months after the date of origination of each mortgage loan ("5/1 ARM"). Each
                            Mortgage Loan has an original term to maturity of 30 years. As of the Statistical Cut-off Date, approximately [75.24]% of the Mortgage Loans are scheduled to pay only interest for the first 5 years of its term and, thereafter, will pay scheduled principal, in addition to interest, in an amount sufficient to fully amortize the Mortgage Loan over its remaining 25 year term. The Mortgage Loans are secured by first liens on one- to four-family residential properties. See the attached collateral descriptions for more information.

                            The information related to the Mortgage Loans described herein reflects information as of the Statistical Cut-off Date.

                            On the Closing Date, the aggregate principal balance of the Mortgage Loans as of the Cut-off Date is expected to be approximately $[1,500,000,000], subject to an increase or decrease of up to 10%. It is expected that the characteristics of the Mortgage Loans on the Closing Date will be substantially similar to the characteristics of the Mortgage Loans described herein. The initial principal balance of any of the Offered Certificates on the Closing Date is subject to a decrease of up to 10% from amounts shown on the front cover hereof.

Credit Enhancement:         Senior/subordinate, shifting interest structure. The
                            credit enhancement information shown below is subject to final rating agency approval.

                            Credit enhancement for the Class A Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [3.00]% total subordination.


[GREENWICH CAPITAL LOGO]                                                       5

    This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich
 Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Shifting Interest:          Until the first Distribution Date occurring after
                            [August 2012], the Subordinate Certificates will be locked out from receipt of unscheduled principal
                            (unless the Senior Certificates (other than the
                            Class X Certificates) are paid down to zero or the credit enhancement provided by the Subordinate
                            Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their increasing portions of unscheduled principal.

                            The prepayment percentages on the Subordinate Certificates are as follows:

                            Periods:                       Unscheduled Principal Payments (%)
                            ----------------------------   ----------------------------------
                            September 2002 - August 2012     0% Pro Rata Share
                            September 2012 - August 2013    30% Pro Rata Share
                            September 2013 - August 2014    40% Pro Rata Share
                            September 2014 - August 2015    60% Pro Rata Share
                            September 2015 - August 2016    80% Pro Rata Share
                            September 2016 and after       100% Pro Rata Share

                            Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles (from the initial credit enhancement) unscheduled principal payments will be paid pro-rata between the Senior Certificates (other than the Class X Certificates) and Subordinate Certificates (subject to the performance triggers described in the prospectus supplement). However, if the credit enhancement provided by the Subordinate Certificates has doubled (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in September 2005, the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments or (ii) on or after the Distribution Date in September 2005, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments.

                            In the event the current senior percentage
                            (aggregate principal balance of the Senior
                            Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off
                            Date), the Senior Certificates (other than the Class X Certificates) will receive all unscheduled prepayments for the Mortgage Loan group, regardless of any prepayment percentages.

Allocation of
Realized Losses:            Any realized losses, other than excess losses, on
                            the Mortgage Loans will be allocated as follows:
                            first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; second, pro rata to the Senior Certificates (other than the Class X
                            Certificates) until each respective class principal balance has been reduced to zero.

                            Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the Certificates (other than the Class X Certificates) on a pro rata basis.


[GREENWICH CAPITAL LOGO]                                                       6

    This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich
 Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Certificates Priority of
Distributions:              Available funds from the Mortgage Loans will be
                            distributed in the following order of priority:

                            1)   Senior Certificates, accrued and unpaid
                                 interest, at the related Certificate Interest Rate;

                            2) Class R Certificate, principal, until its certificate principal balance is reduced to zero;

                            3) To the Class A Certificates, concurrently, paid pro-rata:

                                 (I)  To the Class A Certificates (except the
                                      Class A-7 Certificates), sequentially:

                                      (a)  To the Class A-1 and Class A-2
                                           Certificates, concurrently, [78.00]%
                                           and  [22.00]%, of principal,
                                           respectively, until the certificate
                                           principal balance of the Class A-1
                                           Certificates is reduced to zero;

                                      (b)  To the Class A-2, Class A-3, Class
                                           A-4, Class A-5 and Class A-6
                                           Certificates, in sequential order,
                                           principal, until their respective
                                           certificate principal balances are
                                           reduced to zero;

                                 (II) To the Class A-7 Certificates, until its
                                      certificate principal balance is reduced to zero;

                            4)   Class B-1, Class B-2 and Class B-3
                                 Certificates, in sequential order, accrued and unpaid interest at the respective Certificate Interest Rates and the respective shares of principal allocable to such Classes;

                            5)   Class B-4, Class B-5 and Class B-6
                                 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal allocable to such Classes;

                            6)   Class R Certificate, any remaining amount.


[GREENWICH CAPITAL LOGO]                                                       7

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Additional information, including cash flow models, if available, may be obtained from your Greenwich Capital Markets, Inc. Sales Representative.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


[GREENWICH CAPITAL LOGO]                                                       8

    This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.
  GCM is acting as an underwriter in connection with the proposed transaction.

                                Yield Tables (%)

Class A-1 to Auction Distribution Date
--------------------------------------------------------------------------------
Coupon
--------------------------------------------------------------------------------
Flat Price        10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
100-00             2.383      2.383      2.383      2.383      2.383      2.383
================================================================================
WAL (yr)           1.01       0.67       0.50       0.40       0.33       0.24
MDUR (yr)          0.98       0.66       0.49       0.39       0.32       0.24
First Prin Pay   09/25/02   09/25/02   09/25/02   09/25/02   09/25/02   09/25/02
Last Prin Pay    09/25/04   12/25/03   08/25/03   06/25/03   04/25/03   02/25/03
--------------------------------------------------------------------------------

Class A-2 to Auction Distribution Date
--------------------------------------------------------------------------------
Coupon
--------------------------------------------------------------------------------
Flat Price        10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
101-00             3.270      3.019      2.757      2.486      2.198      1.589
================================================================================
WAL (yr)           2.05       1.36       1.00       0.79       0.64       0.46
MDUR (yr)          1.94       1.30       0.97       0.77       0.63       0.46
First Prin Pay   09/25/02   09/25/02   09/25/02   09/25/02   09/25/02   09/25/02
Last Prin Pay    09/25/05   09/25/04   02/25/04   10/25/03   08/25/03   04/25/03
--------------------------------------------------------------------------------

Class A-3 to Auction Distribution Date
--------------------------------------------------------------------------------
Coupon
--------------------------------------------------------------------------------
Flat Price        10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
101-00             3.707      3.542      3.373      3.196      3.008      2.597
================================================================================
WAL (yr)           4.11       2.72       2.00       1.57       1.27       0.90
MDUR (yr)          3.72       2.54       1.89       1.50       1.22       0.88
First Prin Pay   09/25/05   09/25/04   02/25/04   10/25/03   08/25/03   04/25/03
Last Prin Pay    07/25/07   01/25/06   03/25/05   08/25/04   03/25/04   10/25/03
--------------------------------------------------------------------------------

Class A-4 to Auction Distribution Date
--------------------------------------------------------------------------------
Coupon
--------------------------------------------------------------------------------
Flat Price        10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
101-00             4.200      4.091      3.976      3.854      3.724      3.438
================================================================================
WAL (yr)           4.91       4.09       3.00       2.35       1.90       1.34
MDUR (yr)          4.34       3.67       2.76       2.19       1.79       1.28
First Prin Pay   07/25/07   01/25/06   03/25/05   08/25/04   03/25/04   10/25/03
Last Prin Pay    07/25/07   06/25/07   02/25/06   05/25/05   11/25/04   03/25/04
--------------------------------------------------------------------------------


[GREENWICH CAPITAL LOGO]                                                       9

    This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.
  GCM is acting as an underwriter in connection with the proposed transaction.

                                Yield Tables (%)

Class A-5 to Auction Distribution Date
--------------------------------------------------------------------------------
Coupon
--------------------------------------------------------------------------------
Flat Price        10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
101-00             4.494      4.488      4.388      4.296      4.199      3.985
================================================================================
WAL (yr)           4.91       4.91       4.16       3.23       2.61       1.84
MDUR (yr)          4.30       4.30       3.71       2.94       2.41       1.73
First Prin Pay   07/25/07   06/25/07   02/25/06   05/25/05   11/25/04   03/25/04
Last Prin Pay    07/25/07   07/25/07   07/25/07   05/25/06   09/25/05   10/25/04
--------------------------------------------------------------------------------

Class A-6 to Auction Distribution Date
--------------------------------------------------------------------------------
Coupon
--------------------------------------------------------------------------------
Flat Price        10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
101-00             4.459      4.459      4.459      4.435      4.403      4.319
================================================================================
WAL (yr)           4.91       4.91       4.91       4.75       4.40       3.60
MDUR (yr)          4.31       4.31       4.31       4.18       3.90       3.23
First Prin Pay   07/25/07   07/25/07   07/25/07   05/25/06   09/25/05   10/25/04
Last Prin Pay    07/25/07   07/25/07   07/25/07   07/25/07   07/25/07   07/25/07
--------------------------------------------------------------------------------

Class A-7 to Weighted Average Roll Date
--------------------------------------------------------------------------------
Coupon
--------------------------------------------------------------------------------
Flat Price        10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
101-00             4.459      4.408      4.351      4.287      4.214      4.041
================================================================================
WAL (yr)           3.84       3.37       2.96       2.61       2.29       1.78
MDUR (yr)          3.39       3.00       2.66       2.36       2.09       1.64
First Prin Pay   09/25/02   09/25/02   09/25/02   09/25/02   09/25/02   09/25/02
Last Prin Pay    08/25/07   08/25/07   08/25/07   08/25/07   08/25/07   08/25/07
--------------------------------------------------------------------------------

Class A-7 to Maturity
--------------------------------------------------------------------------------
Coupon
--------------------------------------------------------------------------------
Flat Price        10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
101-00             4.341      4.333      4.309      4.267      4.209      4.048
================================================================================
WAL (yr)           7.72       5.54       4.21       3.33       2.71       1.91
MDUR (yr)          5.78       4.40       3.49       2.86       2.38       1.74
First Prin Pay   09/25/02   09/25/02   09/25/02   09/25/02   09/25/02   09/25/02
Last Prin Pay    08/25/32   08/25/32   08/25/32   08/25/32   08/25/32   08/25/32
--------------------------------------------------------------------------------


[GREENWICH CAPITAL LOGO]                                                      10

                     WaMu Mortgage Pass-Through Certificates
                                Series 2002-AR10

                               Marketing Materials

                           $[31,050,000] (Approximate)

                   Washington Mutual Mortgage Securities Corp.
                          Depositor and Master Servicer

                           Washington Mutual Bank, FA
                                    Servicer

[GREENWICH CAPITAL LOGO]

    This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich
 Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained interm sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Preliminary Term Sheet                         Date Prepared: July [30], 2002

            WaMu Mortgage Pass-Through Certificates, Series 2002-AR10 $[31,050,000] (Approximate, Subject to +/- 10% Variance)

                          Publicly Offered Certificates
                   Adjustable Rate Residential Mortgage Loans

=======================================================================================================
        Principal (1)                       Pmt Window
           Amount           WAL (Yrs)         (Mths)         Interest                  Expected Ratings
Class     (Approx.)     To Roll/Mat (2)   To Roll/Mat (2)   Rate Type   Tranche Type    Moody's and S&P
-----   -------------   ---------------   ---------------   ---------   ------------   ----------------
  B1    $[14,878,000]      4.64/7.25         1-60/1-360        (3)       Subordinate       [Aa2/AA]
  B2    $[10,997,000]      4.64/7.25         1-60/1-360        (3)       Subordinate        [A2/A]
  B3    $ [5,175,000]      4.64/7.25         1-60/1-360        (3)       Subordinate      [Baa2/BBB]
-------------------------------------------------------------------------------------------------------
  B4    $ [2,587,000]                                                    Subordinate       [Ba2/BB]
  B5    $ [1,940,000]          Information Not Provided Hereby.          Subordinate        [B2/B]
  B6    $ [3,237,333]                                                    Subordinate        [NR/NR]
=======================================================================================================
Total:  $[38,814,333]

(1) The Certificates (as described herein) represent interests in a pool of 5/1 adjustable rate Mortgage Loans. Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2) WAL and Payment Window for the Class B-1, Class B-2 and Class B-3 Certificates are shown to the Weighted Average Roll Date (as defined herein) and to maturity.

(3) For every Distribution Date, the Class B-1, Class B-2 and Class B-3 Certificates will have an interest rate equal to the Net WAC of the Mortgage Loans.

Depositor and
Master Servicer:            Washington Mutual Mortgage Securities Corp.
                            ("WMMSC").

Servicer:                   Washington Mutual Bank, FA ("WMBFA").

Lead Manager:               Greenwich Capital Markets, Inc.

Co-Managers:                Bear Stearns & Co. Inc. and Lehman Brothers.

Dealer:                     WaMu Capital Corp., a Washington Mutual, Inc.
                            Company.

Trustee:                    Deutsche Bank National Trust Company.

Rating Agencies:            [Moody's and S&P] will rate the Certificates, except
                            the Class B-6 Certificates. The Class B-6
                            Certificates will not be rated. It is expected that the Certificates will be assigned the credit ratings on page 2 of this Preliminary Term Sheet.

Statistical Cut-off Date:   July 1, 2002.


[GREENWICH CAPITAL LOGO]                                                       2

    This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich
 Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained interm sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Cut-off Date:               August 1, 2002.

Expected Pricing Date:      On or about July [31], 2002.

Closing Date:               On or about August [27], 2002.

Distribution Date:          The 25th of each month (or if such day is not a
                            business day, the next succeeding business day), commencing in September 2002.

Certificates:               The Class B-1, Class B-2 and Class B-3 Certificates
                            (the "Offered Certificates") are being offered publicly.

                            The "Senior Certificates" will consist of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7 Certificates (the "Class A Certificates"), the Class X Certificates and the Class R Certificate. The "Subordinate Certificates" will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates. The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the "Certificates."

Accrued Interest:           The Offered Certificates will settle with accrued
                            interest. The price to be paid by investors for the Offered Certificates will include accrued interest from the Cut-off Date up to, but not including, the Closing Date ([26] days).

Interest Accrual Period:    The interest accrual period with respect to all the
                            Offered Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).

Registration:               The Offered Certificates will be made available in
                            book-entry form through DTC. It is anticipated that the Offered Certificates will also be made available in book-entry form through Clearstream, Luxembourg and the Euroclear System.

Federal Tax Treatment:      It is anticipated that the Offered Certificates will
                            be treated as REMIC regular interests for federal tax income purposes.

ERISA Eligibility:          The Offered Certificates are expected to be ERISA
                            eligible. Prospective investors should review with their legal advisors whether the purchase and holding of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws.

SMMEA Treatment:            The Class B-1 Certificates are expected to
                            constitute "mortgage related securities" for purposes of SMMEA. The Class B-2 and Class B-3
                            Certificates will not to constitute "mortgage related securities" for purposes of SMMEA.

Optional Termination:       The terms of the transaction allow for a termination
                            of the Certificates, which may be exercised once the aggregate principal balance of the Mortgage Loans is equal to or less than [5]% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the "Optional Call Date").

Weighted Average
Roll Date:                  The Distribution Date in [August 2007].


[GREENWICH CAPITAL LOGO]                                                       3

    This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich
 Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained interm sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Pricing Prepayment
Speed: The Offered Certificates will be priced to a prepayment speed of [20]% CPR.

Mortgage Loans:             As of the Statistical Cut-off Date, the aggregate
                            principal balance of the mortgage loans described herein is approximately $[695,589,401] (the
                            "Mortgage Loans"). The Mortgage Loans are non-convertible, adjustable rate One Year CMT indexed mortgage loans with initial rate adjustments occurring approximately 60 months after the date of origination of each mortgage loan ("5/1 ARM"). Each
                            Mortgage Loan has an original term to maturity of 30 years. As of the Statistical Cut-off Date, approximately [75.24]% of the Mortgage Loans are scheduled to pay only interest for the first 5 years of its term and, thereafter, will pay scheduled principal, in addition to interest, in an amount sufficient to fully amortize the Mortgage Loan over its remaining 25 year term. The Mortgage Loans are secured by first liens on one- to four-family residential properties. See the attached collateral descriptions for more information.

                            The information related to the Mortgage Loans described herein reflects information as of the Statistical Cut-off Date.

                            On the Closing Date, the aggregate principal balance of the Mortgage Loans as of the Cut-off Date is expected to be approximately $[1,293,814,433], subject to an increase or decrease of up to 10%. It is expected that the characteristics of the Mortgage Loans on the Closing Date will be substantially similar to the characteristics of the Mortgage Loans described herein. The initial principal balance of any of the Offered Certificates on the Closing Date is subject to a decrease of up to 10% from amounts shown on the front cover hereof.

Credit Enhancement:         Senior/subordinate, shifting interest structure. The
                            credit enhancement information shown below is subject to final rating agency approval.

                            Credit enhancement for the Class B-1 Certificates will consist of the subordination of the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [1.85]% total subordination.

                            Credit enhancement for the Class B-2 Certificates will consist of the subordination of the Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [1.00]% total subordination.

                            Credit enhancement for the Class B-3 Certificates will consist of the subordination of the Class B-4, Class B-5 and Class B-6 Certificates, initially [0.60]% total subordination.


[GREENWICH CAPITAL LOGO]                                                       4

    This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich
 Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained interm sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Shifting Interest:          Until the first Distribution Date occurring after
                            [August 2012], the Subordinate Certificates will be locked out from receipt of unscheduled principal
                            (unless the Senior Certificates (other than the
                            Class X Certificates) are paid down to zero or the credit enhancement provided by the Subordinate
                            Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their increasing portions of unscheduled principal.

                            The prepayment percentages on the Subordinate Certificates are as follows:

                            Periods:                       Unscheduled Principal Payments (%)
                            ----------------------------   ----------------------------------
                            September 2002 - August 2012     0% Pro Rata Share
                            September 2012 - August 2013    30% Pro Rata Share
                            September 2013 - August 2014    40% Pro Rata Share
                            September 2014 - August 2015    60% Pro Rata Share
                            September 2015 - August 2016    80% Pro Rata Share
                            September 2016 and after       100% Pro Rata Share

                            Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles (from the initial credit enhancement) unscheduled principal payments will be paid pro-rata between the Senior Certificates (other than the Class X Certificates) and Subordinate Certificates (subject to the performance triggers described in the prospectus supplement). However, if the credit enhancement provided by the Subordinate Certificates has doubled (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in September 2005, the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments or (ii) on or after the Distribution Date in September 2005, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments.

                            In the event the current senior percentage
                            (aggregate principal balance of the Senior
                            Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off
                            Date), the Senior Certificates (other than the Class X Certificates) will receive all unscheduled prepayments for the Mortgage Loan group, regardless of any prepayment percentages.

Allocation of
Realized Losses:            Any realized losses, other than excess losses, on
                            the Mortgage Loans will be allocated as follows:
                            first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; second, pro rata to the Senior Certificates (other than the Class X
                            Certificates) until each respective class principal balance has been reduced to zero.

                            Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the Certificates (other than the Class X Certificates) on a pro rata basis.


[GREENWICH CAPITAL LOGO]                                                       5

    This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich
 Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained interm sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Certificates Priority of
Distributions:              Available funds from the Mortgage Loans will be
                            distributed in the following order of priority:

                            1)   Senior Certificates, accrued and unpaid
                                 interest, at the related Certificate Interest Rate;

                            2) Class R Certificate, principal, until its certificate principal balance is reduced to zero;

                            3) To the Class A Certificates, concurrently, paid pro-rata:

                                 (I)  To the Class A Certificates (except the
                                      Class A-7 Certificates), sequentially:

                                      (a)  To the Class A-1 and Class A-2
                                           Certificates, concurrently,
                                           [78.00]% and [22.00]%, of
                                           principal, respectively, until the
                                           certificate principal balance of
                                           the Class A-1 Certificates is
                                           reduced to zero;

                                      (b)  To the Class A-2, Class A-3, Class
                                           A-4, Class A-5 and Class A-6
                                           Certificates, in sequential order,
                                           principal, until their respective
                                           certificate principal balances are
                                           reduced to zero;

                                 (II) To the Class A-7 Certificates, until its
                                      certificate principal balance is reduced to zero;

                            4) Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate Interest Rate;

                            5) Class B-1 Certificates, principal allocable to such Class;

                            6) Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate Interest Rate;

                            7) Class B-2 Certificates, principal allocable to such Class;

                            8) Class B-3 Certificates, accrued and unpaid interest at the Class B-3 Certificate Interest Rate;

                            9) Class B-3 Certificates, principal allocable to such Class;

                            10)  Class B-4, Class B-5 and Class B-6
                                 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal allocable to such Classes;

                            11)  Class R Certificate, any remaining amount.


[GREENWICH CAPITAL LOGO]                                                       6

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


[GREENWICH CAPITAL LOGO]                                                       7

         This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.
     GCM is acting as the initial purchaser in connection with the proposed transaction.

                                Yield Tables (%)

Class B-1 to Weighted Average Roll Date
--------------------------------------------------------------------------------
Coupon            5.144%
--------------------------------------------------------------------------------
Flat Price        10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
99-07              5.298      5.299      5.305      5.312      5.319      5.337
================================================================================
WAL (yr)           4.95       4.92       4.64       4.36       4.10       3.56
MDUR (yr)          4.26       4.24       4.02       3.79       3.59       3.15
First Prin Pay   09/25/02   09/25/02   09/25/02   09/25/02   09/25/02   09/25/02
Last Prin Pay    08/25/07   08/25/07   08/25/07   08/25/07   08/25/07   08/25/07
================================================================================

Class B-2 to Weighted Average Roll Date
--------------------------------------------------------------------------------
Coupon            5.144%
--------------------------------------------------------------------------------
Flat Price       10% CPR     15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
97-26+             5.628      5.631      5.655      5.683      5.712      5.785
================================================================================
WAL (yr)           4.95       4.92       4.64       4.36       4.10       3.56
MDUR (yr)          4.25       4.23       4.01       3.78       3.58       3.13
First Prin Pay   09/25/02   09/25/02   09/25/02   09/25/02   09/25/02   09/25/02
Last Prin Pay    08/25/07   08/25/07   08/25/07   08/25/07   08/25/07   08/25/07
--------------------------------------------------------------------------------

Class B-3 to Weighted Average Roll Date
--------------------------------------------------------------------------------
Coupon            5.144%
--------------------------------------------------------------------------------
Flat Price        10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
96-27              5.866      5.870      5.907      5.950      5.994      6.107
================================================================================
WAL (yr)           4.95       4.92       4.64       4.36       4.10       3.56
MDUR (yr)          4.24       4.22       4.00       3.77       3.57       3.12
First Prin Pay   09/25/02   09/25/02   09/25/02   09/25/02   09/25/02   09/25/02
Last Prin Pay    08/25/07   08/25/07   08/25/07   08/25/07   08/25/07   08/25/07
--------------------------------------------------------------------------------


[GREENWICH CAPITAL LOGO]                                                       8

         This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.
     GCM is acting as the initial purchaser in connection with the proposed transaction.

                                Yield Tables (%)

Class B-1 to Maturity
--------------------------------------------------------------------------------
Coupon            5.144%
--------------------------------------------------------------------------------
Flat Price       10% CPR     15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
99-07              4.709      4.850      4.973      5.061      5.128     5.232
================================================================================
WAL (yr)           12.82      9.45       7.25       5.99       5.17       4.02
MDUR (yr)          8.91       7.02       5.67       4.85       4.29       3.45
First Prin Pay   09/25/02   09/25/02   09/25/02   09/25/02   09/25/02   09/25/02
Last Prin Pay    08/25/32   08/25/32   08/25/32   08/25/32   08/25/32   08/25/32
--------------------------------------------------------------------------------

Class B-2 to Maturity
--------------------------------------------------------------------------------
Coupon            5.144%
--------------------------------------------------------------------------------
Flat Price        10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
97-26+             4.867      5.051      5.222      5.352      5.457      5.640
================================================================================
WAL (yr)           12.82      9.45       7.25       5.99       5.17       4.02
MDUR (yr)          8.85       6.98       5.63       4.82       4.27       3.43
First Prin Pay   09/25/02   09/25/02   09/25/02   09/25/02   09/25/02   09/25/02
Last Prin Pay    08/25/32   08/25/32   08/25/32   08/25/32   08/25/32   08/25/32
--------------------------------------------------------------------------------

Class B-3 to Maturity
--------------------------------------------------------------------------------
Coupon            5.144%
--------------------------------------------------------------------------------
Flat Price        10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
96-27              4.982      5.195      5.401      5.561      5.693      5.935
================================================================================
WAL (yr)           12.82      9.45       7.25       5.99       5.17       4.02
MDUR (yr)          8.81       6.95       5.60       4.80       4.25       3.41
First Prin Pay   09/25/02   09/25/02   09/25/02   09/25/02   09/25/02   09/25/02
Last Prin Pay    08/25/32   08/25/32   08/25/32   08/25/32   08/25/32   08/25/32
--------------------------------------------------------------------------------


[GREENWICH CAPITAL LOGO]                                                       9

                     WaMu Mortgage Pass-Through Certificates
                                Series 2002-AR10

                               Marketing Materials

                           $[7,764,333] (Approximate)

                   Washington Mutual Mortgage Securities Corp.
                          Depositor and Master Servicer

                           Washington Mutual Bank, FA
                                    Servicer

[GREENWICH CAPITAL LOGO]

       The information contained herein has been prepared on the basis of information provided by the issuer or one or more of its affiliates to assist interested parties in making a preliminary analysis of the proposed transaction and does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the proposed transaction. We have not verified any of the information contained herein and assume no responsibility for the accuracy or completeness thereof. The information contained herein does not constitute an offer to sell, nor a solicitation of an offer to buy, any security or other financial instrument. Any such offer or solicitation may only be made by means of the Private Placement Memorandum, which will be made available by Greenwich Capital Markets, Inc., the Initial Purchaser. The terms of this Preliminary Term Sheet are qualified in their entirety by the information contained in the Private Placement Memorandum, which will supersede, in its entirety, the terms hereof. This Preliminary Term Sheet is submitted on a confidential basis to a limited number of institutional investors and may not be reproduced in whole or in part, nor may it be distributed or any of its contents disclosed to anyone other than the prospective investor to whom it has been submitted by the Initial Purchaser. Terms used but not defined herein shall have the meanings set forth in the Private Placement Memorandum.

Preliminary Term Sheet                            Date Prepared: July [__], 2002

            WaMu Mortgage Pass-Through Certificates, Series 2002-AR10
             $[7,764,333] (Approximate, Subject to +/- 10% Variance)

                          Publicly Offered Certificates
                   Adjustable Rate Residential Mortgage Loans

=========================================================================================================
           Principal                                           Interest
            Amount          WAL (Yrs)      Pmt Window (Mths)     Rate                    Expected Ratings
Class    (Approx.) (1)   To Call/Mat (2)    To Call/Mat (2)      Type     Tranche Type     S&P/ Moody's
-----    -------------   ---------------   -----------------   --------   ------------   ----------------
 B-4     $[2,587,000]       6.88/7.25         1-149/1-360         (3)     Subordinate        [BB/Ba2]
 B-5     $[1,940,000]       6.88/7.25         1-149/1-360         (3)     Subordinate         [B/B2]
 B-6     $[3,237,333]       6.88/7.25         1-149/1-360         (3)     Subordinate          NR/NR
=========================================================================================================
Total:   $[7,764,333]

(1) The Privately Offered Certificates (as described herein) represent interests in a pool of 5/1 adjustable rate Mortgage Loans with a 5 year interest only period. Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2) The WAL and Payment Window on the Privately Offered Certificates are shown to the Optional Call Date (as described herein) and to maturity.

(3) The Certificate Interest Rate for the Privately Offered Certificates will equal the Net WAC of the Mortgage Loans.

Depositor and
Master Servicer:            Washington Mutual Mortgage Securities Corp.
                            ("WMMSC").

Servicer:                   Washington Mutual Bank, FA ("WMBFA").

Lead Manager:               Greenwich Capital Markets, Inc.

Dealer:                     WaMu Capital Corp., a Washington Mutual, Inc.
                            Company.

Trustee:                    Deutsche Bank National Trust Company.

Rating Agencies:            [Moody's and S&P] will rate the Certificates, except
                            the Class B-6 Certificates. The Class B-6
                            Certificates will not be rated. It is expected that the Certificates will be assigned the credit ratings on page 2 of this Preliminary Term Sheet.

Statistical Cut-off Date:   July 1, 2002.

Cut-off Date:               August 1, 2002.

Expected Pricing Date:      On or about July [__], 2002.


[GREENWICH CAPITAL LOGO]                                                       2

       The information contained herein has been prepared on the basis of information provided by the issuer or one or more of its affiliates to assist interested parties in making a preliminary analysis of the proposed transaction and does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the proposed transaction. We have not verified any of the information contained herein and assume no responsibility for the accuracy or completeness thereof. The information contained herein does not constitute an offer to sell, nor a solicitation of an offer to buy, any security or other financial instrument. Any such offer or solicitation may only be made by means of the Private Placement Memorandum, which will be made available by Greenwich Capital Markets, Inc., the Initial Purchaser. The terms of this Preliminary Term Sheet are qualified in their entirety by the information contained in the Private Placement Memorandum, which will supersede, in its entirety, the terms hereof. This Preliminary Term Sheet is submitted on a confidential basis to a limited number of institutional investors and may not be reproduced in whole or in part, nor may it be distributed or any of its contents disclosed to anyone other than the prospective investor to whom it has been submitted by the Initial Purchaser. Terms used but not defined herein shall have the meanings set forth in the Private Placement Memorandum.

Closing Date:               On or about August [27], 2002.

Distribution Date:          The 25th of each month (or if such day is not a
                            business day, the next succeeding business day), commencing in September 2002.

Certificates:               The "Privately Offered Certificates" will consist of
                            the Class B-4, Class B-5 and Class B-6 Certificates.

                            The "Senior Certificates" will consist of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7 (the "Class A Certificates"), the Class X Certificates and the Class R Certificate. The "Subordinate Certificates" will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates. The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the "Certificates." The Senior Certificates and the Class B-1, Class B-2 and Class B-3 Certificates are being offered publicly.

Accrued Interest:           The Privately Offered Certificates will settle with
                            accrued interest. The price to be paid by investors for the Privately Offered Certificates will include accrued interest from the Cut-off Date up to, but not including, the Closing Date ([26] days).

Interest Accrual Period:    The interest accrual period with respect to all the
                            Privately Offered Certificates for a given
                            Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).

Registration:               The Privately Offered Certificates will be made
                            available in definitive fully registered physical form.

Federal Tax Treatment:      It is anticipated that the Privately Offered
                            Certificates will be treated as REMIC regular interests for tax purposes.

ERISA Eligibility:          The Privately Offered Certificates are not expected
                            to be ERISA eligible. Prospective investors should review with their legal advisors whether the purchase and holding of any of the Privately Offered
                            Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws.

SMMEA Treatment:            The Privately Offered Certificates will not
                            constitute "mortgage related securities" for purposes of SMMEA.

Eligible Investors:         Investors will be required to deliver representation
                            letters that they are either qualified institutional buyers under Rule 144A or institutional accredited investors under Rule 501(a) of Regulation D. In addition, investors will be required to deliver a representation letter that their purchase will not be a prohibited transaction under ERISA.

Optional Termination:       The terms of the transaction allow for a termination
                            of the Certificates, which may be exercised once the aggregate principal balance of the Mortgage Loans is equal to or less than [5]% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the "Optional Call Date").

Pricing Prepayment
Speed: The Offered Certificates will be priced to a prepayment speed of [20]% CPR.


[GREENWICH CAPITAL LOGO]                                                       3

       The information contained herein has been prepared on the basis of information provided by the issuer or one or more of its affiliates to assist interested parties in making a preliminary analysis of the proposed transaction and does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the proposed transaction. We have not verified any of the information contained herein and assume no responsibility for the accuracy or completeness thereof. The information contained herein does not constitute an offer to sell, nor a solicitation of an offer to buy, any security or other financial instrument. Any such offer or solicitation may only be made by means of the Private Placement Memorandum, which will be made available by Greenwich Capital Markets, Inc., the Initial Purchaser. The terms of this Preliminary Term Sheet are qualified in their entirety by the information contained in the Private Placement Memorandum, which will supersede, in its entirety, the terms hereof. This Preliminary Term Sheet is submitted on a confidential basis to a limited number of institutional investors and may not be reproduced in whole or in part, nor may it be distributed or any of its contents disclosed to anyone other than the prospective investor to whom it has been submitted by the Initial Purchaser. Terms used but not defined herein shall have the meanings set forth in the Private Placement Memorandum.

Mortgage Loans:             As of the Statistical Cut-off Date, the aggregate
                            principal balance of the mortgage loans described herein is approximately $[695,589,401] (the
                            "Mortgage Loans"). The Mortgage Loans are non-convertible, adjustable rate One Year CMT indexed mortgage loans with initial rate adjustments occurring approximately 60 months after the date of origination of each mortgage loan ("5/1 ARM"). Each
                            Mortgage Loan has an original term to maturity of 30 years. As of the Statistical Cut-off Date, approximately [75.24]% of the Mortgage Loans are scheduled to pay only interest for the first 5 years of its term and, thereafter, will pay scheduled principal, in addition to interest, in an amount sufficient to fully amortize the Mortgage Loan over its remaining 25 year term. The Mortgage Loans are secured by first liens on one- to four-family residential properties. See the attached collateral descriptions for more information.

                            The information related to the Mortgage Loans described herein reflects information as of the Statistical Cut-off Date.

                            On the Closing Date, the aggregate principal balance of the Mortgage Loans as of the Cut-off Date is expected to be approximately $[1,293,814,433], subject to an increase or decrease of up to 10%. It is expected that the characteristics of the Mortgage Loans on the Closing Date will be substantially similar to the characteristics of the Mortgage Loans described herein. The initial principal balance of any of the Offered Certificates on the Closing Date is subject to a decrease of up to 10% from amounts shown on the front cover hereof.

Credit Enhancement:         Senior/subordinate, shifting interest structure. The
                            credit enhancement information shown below is subject to final rating agency approval.

                            Credit enhancement for the Class B-4 Certificates will consist of the subordination of the Class B-5 and Class B-6 Certificates (total subordination initially [0.40]%)

                            Credit enhancement for the Class B-5 Certificates will consist of the subordination of the Class B-6 Certificates (total subordination initially [0.25]%).

                            The Class B-6 Certificates will not have the benefit of any credit enhancement.


[GREENWICH CAPITAL LOGO]                                                       4

       The information contained herein has been prepared on the basis of information provided by the issuer or one or more of its affiliates to assist interested parties in making a preliminary analysis of the proposed transaction and does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the proposed transaction. We have not verified any of the information contained herein and assume no responsibility for the accuracy or completeness thereof. The information contained herein does not constitute an offer to sell, nor a solicitation of an offer to buy, any security or other financial instrument. Any such offer or solicitation may only be made by means of the Private Placement Memorandum, which will be made available by Greenwich Capital Markets, Inc., the
  Initial Purchaser. The terms of this Preliminary Term Sheet are qualified in their entirety by the information contained in the Private Placement Memorandum, which will supersede, in its entirety, the terms hereof. This Preliminary Term Sheet is submitted on a confidential basis to a limited number of institutional investors and may not be reproduced in whole or in part, nor may it be distributed or any of its contents disclosed to anyone other than the prospective investor to whom it has been submitted by the Initial Purchaser.
   Terms used but not defined herein shall have the meanings set forth in the
                         Private Placement Memorandum.

Shifting Interest:          Until the first Distribution Date occurring after
                            [August 2012], the Subordinate Certificates will be locked out from receipt of unscheduled principal
                            (unless the Senior Certificates (other than the
                            Class X Certificates) are paid down to zero or the credit enhancement provided by the Subordinate
                            Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their increasing portions of unscheduled principal.

                            The prepayment percentages on the Subordinate Certificates are as follows:

                            Periods:                       Unscheduled Principal Payments (%)
                            ----------------------------   ----------------------------------
                            September 2002 - August 2012     0% Pro Rata Share
                            September 2012 - August 2013    30% Pro Rata Share
                            September 2013 - August 2014    40% Pro Rata Share
                            September 2014 - August 2015    60% Pro Rata Share
                            September 2015 - August 2016    80% Pro Rata Share
                            September 2016 and after       100% Pro Rata Share

                            Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles (from the initial credit enhancement) unscheduled principal payments will be paid pro-rata between the Senior Certificates (other than the Class X Certificates) and Subordinate Certificates (subject to the performance triggers described in the prospectus supplement). However, if the credit enhancement provided by the Subordinate Certificates has doubled (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in September 2005, the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments or (ii) on or after the Distribution Date in September 2005, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments.

                            In the event the current senior percentage
                            (aggregate principal balance of the Senior
                            Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off
                            Date), the Senior Certificates (other than the Class X Certificates) will receive all unscheduled prepayments for the Mortgage Loan group, regardless of any prepayment percentages.

Allocation of
Realized Losses:            Any realized losses, other than excess losses, on
                            the Mortgage Loans will be allocated as follows:
                            first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; second, pro rata to the Senior Certificates (other than the Class X
                            Certificates) until each respective class principal balance has been reduced to zero.

                            Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the Certificates (other than the Class X Certificates) on a pro rata basis.


[GREENWICH CAPITAL LOGO]                                                       5

       The information contained herein has been prepared on the basis of information provided by the issuer or one or more of its affiliates to assist interested parties in making a preliminary analysis of the proposed transaction and does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the proposed transaction. We have not verified any of the information contained herein and assume no responsibility for the accuracy or completeness thereof. The information contained herein does not constitute an offer to sell, nor a solicitation of an offer to buy, any security or other financial instrument. Any such offer or solicitation may only be made by means of the Private Placement Memorandum, which will be made available by Greenwich Capital Markets, Inc., the
  Initial Purchaser. The terms of this Preliminary Term Sheet are qualified in their entirety by the information contained in the Private Placement Memorandum, which will supersede, in its entirety, the terms hereof. This Preliminary Term Sheet is submitted on a confidential basis to a limited number of institutional investors and may not be reproduced in whole or in part, nor may it be distributed or any of its contents disclosed to anyone other than the prospective investor to whom it has been submitted by the Initial Purchaser.
   Terms used but not defined herein shall have the meanings set forth in the
                         Private Placement Memorandum.

Certificates Priority of
Distributions:                   Available funds from the Mortgage Loans will be
                                 distributed in the following order of priority:

                            1.   Senior Certificates, accrued and unpaid
                                 interest, at the related Certificate Interest Rate;

                            2. Class R Certificate, principal, until its certificate principal balance is reduced to zero;

                            3. To the Class A Certificates, concurrently, paid pro-rata:

                                 (I)  To the Class A Certificates (except the
                                      Class A-7 Certificates), sequentially:

                                      (a)  To the Class A-1 and Class A-2
                                           Certificates, concurrently, [78.00]%
                                           and [22.00]%, of principal,
                                           respectively, until the certificate
                                           principal balance of the Class A-1
                                           Certificates is reduced to zero;

                                      (b)  To the Class A-2, Class A-3, Class
                                           A-4, Class A-5 and Class A-6
                                           Certificates, in sequential order,
                                           principal, until their respective
                                           certificate principal balances are
                                           reduced to zero;


                                 (II) To the Class A-7 Certificates, until its
                                      certificate principal balance is reduced to zero;

                            4. Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate Interest Rate;

                            5. Class B-1 Certificates, principal allocable to such Class;

                            6. Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate Interest Rate;

                            7. Class B-2 Certificates, principal allocable to such Class;

                            8. Class B-3 Certificates, accrued and unpaid interest at the Class B-3 Certificate Interest Rate;

                            9. Class B-3 Certificates, principal allocable to such Class;

                            10. Class B-4 Certificates, accrued and unpaid interest at the Class B-4 Certificate Interest Rate;

                            11. Class B-4 Certificates, principal allocable to such Class;

                            12. Class B-5 Certificates, accrued and unpaid interest at the Class B-5 Certificate Interest Rate;

                            13. Class B-5 Certificates, principal allocable to such Class;

                            14. Class B-6 Certificates, accrued and unpaid interest at the Class B-6 Certificate Interest Rate;

                            15. Class B-6 Certificates, principal allocable to such Class; and

                            16.  Class R Certificate, any remaining amount.


[GREENWICH CAPITAL LOGO]                                                       6

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc., the placement agent, in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Material's accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate of timing of payments on any of the underlying assets or the payments or yield on the securities.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed in this communication. Prospective purchasers are referred to the final private placement memorandum relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. A final private placement memorandum may be obtained by contacting GCM's Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


[GREENWICH CAPITAL LOGO]                                                       7

        This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.
     GCM is acting as the initial purchaser in connection with the proposed transaction.

                                Yield Tables (%)

Class B-4 to Optional Call Date
--------------------------------------------------------------------------------
Coupon            5.144%
--------------------------------------------------------------------------------
Flat Price       10% CPR     15% CPR   20% CPR     25% CPR    30% CPR    40% CPR
================================================================================
81-18             7.027       7.819     8.680       9.414     10.078     11.484
================================================================================
WAL (yr)          12.48       9.04       6.88       5.66       4.86       3.73
MDUR (yr)          8.09       6.35       5.10       4.35       3.84       3.04
First Prin Pay   09/25/02   09/25/02   09/25/02   09/25/02   09/25/02   09/25/02
Last Prin Pay    01/25/24   09/25/18   01/25/15   08/25/12   10/25/10   06/25/08
--------------------------------------------------------------------------------

Class B-5 to Optional Call Date
--------------------------------------------------------------------------------
Coupon            5.144%
--------------------------------------------------------------------------------
Flat Price        10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
62-10+            10.547     12.284     14.231     15.901     17.420     20.748
================================================================================
WAL (yr)          12.48       9.04       6.88       5.66       4.86       3.73
MDUR (yr)          7.13       5.65       4.56       3.91       3.46       2.74
First Prin Pay   09/25/02   09/25/02   09/25/02   09/25/02   09/25/02   09/25/02
Last Prin Pay    01/25/24   09/25/18   01/25/15   08/25/12   10/25/10   06/25/08
--------------------------------------------------------------------------------

Class B-6 to Optional Call Date
--------------------------------------------------------------------------------
Coupon            5.144%
--------------------------------------------------------------------------------
Flat Price        10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
30-00             23.108     27.717     33.158     37.802     42.018     51.880
================================================================================
WAL (yr)          12.48       9.04       6.88       5.66       4.86       3.73
MDUR (yr)          4.63       3.89       3.21       2.80       2.50       1.97
First Prin Pay   09/25/02   09/25/02   09/25/02   09/25/02   09/25/02   09/25/02
Last Prin Pay    01/25/24   09/25/18   01/25/15   08/25/12   10/25/10   06/25/08
--------------------------------------------------------------------------------


[GREENWICH CAPITAL LOGO]                                                       8

        This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.
     GCM is acting as the initial purchaser in connection with the proposed transaction.

                                Yield Tables (%)

Class B-4 to Maturity
--------------------------------------------------------------------------------
Coupon            5.144%
--------------------------------------------------------------------------------
Flat Price        10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
81-18              6.999      7.756      8.577      9.269      9.876     11.141
================================================================================
WAL (yr)           12.82      9.45       7.25       5.99       5.17       4.02
MDUR (yr)          8.15       6.42       5.18       4.44       3.94       3.16
First Prin Pay   09/25/02   09/25/02   09/25/02   09/25/02   09/25/02   09/25/02
Last Prin Pay    08/25/32   08/25/32   08/25/32   08/25/32   08/25/32   08/25/32
--------------------------------------------------------------------------------

Class B-5 to Maturity
--------------------------------------------------------------------------------
Coupon            5.144%
--------------------------------------------------------------------------------
Flat Price        10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
62-10+            10.506     12.191     14.077     15.678     17.092     20.142
================================================================================
WAL (yr)          12.82       9.45       7.25       5.99       5.17       4.02
MDUR (yr)          7.14       5.67       4.57       3.93       3.50       2.80
First Prin Pay   09/25/02   09/25/02   09/25/02   09/25/02   09/25/02   09/25/02
Last Prin Pay    08/25/32   08/25/32   08/25/32   08/25/32   08/25/32   08/25/32
--------------------------------------------------------------------------------

Class B-6 to Maturity
--------------------------------------------------------------------------------
Coupon            5.144%
--------------------------------------------------------------------------------
Flat Price        10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
30-00             23.083     27.657     33.049     37.618     41.695     51.123
================================================================================
WAL (yr)          12.82       9.45       7.25       5.99       5.17       4.02
MDUR (yr)          4.62       3.87       3.20       2.79       2.49       1.96
First Prin Pay   09/25/02   09/25/02   09/25/02   09/25/02   09/25/02   09/25/02
Last Prin Pay    08/25/32   08/25/32   08/25/32   08/25/32   08/25/32   08/25/32
--------------------------------------------------------------------------------


[GREENWICH CAPITAL LOGO]                                                       9

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

            WaMu Mortgage Pass-Through Certificates, Series 2002-AR10
                          Mortgage Loans in California
                       As of the Statistical Cut-off Date

TOTAL CURRENT BALANCE: $458,935,271
NUMBER OF LOANS:                744

                                                            % of Aggregate
                                      Principal Balance   Principal Balance
                        Number of Outstanding as of Outstanding as of TOP TEN ZIP CODES: Mortgage Loans the Cut-off Date the Cut-off Date
------------------   --------------   -----------------   -----------------
95070                            11       10,330,001.00                2.25
94010                            11        9,706,800.00                2.12
90272                            11        9,633,500.00                2.10
94920                             9        8,241,395.00                1.80
90210                             8        7,832,500.00                1.71
94022                             8        7,153,200.00                1.56
90077                             7        7,000,925.00                1.53
95032                            10        6,886,350.00                1.50
90402                             6        6,761,500.00                1.47
92660                            12        6,634,500.00                1.45
------------------   --------------   -----------------   -----------------
Total                            93       80,180,671.00               17.47
==================   ==============   =================   =================

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

            WaMu Mortgage Pass-Through Certificates, Series 2002-AR10
                           Mortgage Loans in New York
                       As of the Statistical Cut-off Date

TOTAL CURRENT BALANCE:  $37,033,180
NUMBER OF LOANS:                 52

                                                           % of Aggregate
                                      Principal Balance   Principal Balance
                        Number of Outstanding as of Outstanding as of TOP TEN ZIP CODES: Mortgage Loans the Cut-off Date the Cut-off Date
------------------   --------------   -----------------   -----------------
 10024                            5        3,950,000.00               10.67
 10021                            4        3,638,049.99                9.82
 10014                            4        2,986,200.00                8.06
 10583                            2        1,835,100.00                4.96
 10010                            2        1,776,100.00                4.80
 10580                            2        1,775,100.00                4.79
 10011                            2        1,637,000.00                4.42
 10022                            2        1,490,000.00                4.02
 10029                            1        1,470,000.00                3.97
 10128                            1        1,358,000.00                3.67
------------------   --------------   -----------------   -----------------
Total                            25       21,915,549.99               59.18
==================   ==============   =================   =================

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

            WaMu Mortgage Pass-Through Certificates, Series 2002-AR10
                       Northern California Mortgage Loans
                       As of the Statistical Cut-off Date

TOTAL CURRENT BALANCE:   $268,833,078
NUMBER OF LOANS:                  441

                                                   Minimum                Maximum
AVG CURRENT BALANCE:      $609,598.82          $301,000.00          $1,500,000.00
AVG ORIGINAL BALANCE:     $609,838.72          $301,000.00          $1,500,000.00

WAVG LOAN RATE:                 5.762 %              5.125 %                6.625 %
WAVG GROSS MARGIN:              2.749 %              2.600 %                2.760 %
WAVG MAXIMUM LOAN RATE:        10.765 %             10.125 %               11.625 %
WAVG PERIODIC RATE CAP:         2.000 %              2.000 %                2.000 %
WAVG FIRST RATE CAP:            5.000 %              5.000 %                5.000 %

WAVG ORIGINAL LTV:              64.03 %               0.00 %                84.81 %

WAVG CREDIT SCORE:                742                  620                    827

WAVG ORIGINAL TERM:               360 months           360 months             360 months
WAVG REMAINING TERM:              360 months           353 months             360 months
WAVG SEASONING:                     0 months             0 months               7 months

WAVG NEXT RATE RESET:              61 months            53 months              61 months
WAVG RATE ADJ FREQ:                12 months            12 months              12 months
WAVG FIRST RATE ADJ FREQ:          60 months            60 months              60 months

TOP STATE CONC ($):          100.00 % California
MAXIMUM ZIP CODE CONC ($):     3.84 % 95070

FIRST PAY DATE:                             Jan 01, 2002     Sep 01, 2002
RATE CHANGE DATE:                           Dec 01, 2006     Aug 01, 2007
MATURE DATE:                                Dec 01, 2031     Aug 01, 2032


[GREENWICH CAPITAL LOGO]                                                       1

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                     % of Aggregate
                                                Principal Balance   Principal Balance
                                  Number of     Outstanding as of   Outstanding as of
INDEX:                         Mortgage Loans   the Cut-off Date     the Cut-off Date
----------------------------   --------------   -----------------   -----------------
1 YR CMT                                  441      268,833,077.85              100.00
----------------------------   --------------   -----------------   -----------------
Total                                     441      268,833,077.85              100.00
============================   ==============   =================   =================

                                                                     % of Aggregate
                                                Principal Balance   Principal Balance
                                  Number of     Outstanding as of   Outstanding as of
PRODUCT:                       Mortgage Loans   the Cut-off Date     the Cut-off Date
----------------------------   --------------   -----------------   -----------------
5/1 I/O Hybrid                            301      200,731,601.00               74.67
5/1 Hybrid                                140       68,101,476.85               25.33
----------------------------   --------------   -----------------   -----------------
Total                                     441      268,833,077.85              100.00
============================   ==============   =================   =================

                                                                     % of Aggregate
                                                Principal Balance   Principal Balance
                                  Number of     Outstanding as of   Outstanding as of
DELINQUENCY:                   Mortgage Loans   the Cut-off Date     the Cut-off Date
----------------------------   --------------   -----------------   -----------------
Current                                   441      268,833,077.85              100.00
----------------------------   --------------   -----------------   -----------------
Total                                     441      268,833,077.85              100.00
============================   ==============   =================   =================

                                                                     % of Aggregate
                                                Principal Balance   Principal Balance
                                  Number of     Outstanding as of   Outstanding as of
CURRENT BALANCE:               Mortgage Loans   the Cut-off Date     the Cut-off Date
----------------------------   --------------   -----------------   -----------------
  301,000.00  -   400,000.00              107       38,241,764.07               14.23
  400,000.01  -   500,000.00               96       43,165,428.22               16.06
  500,000.01  -   600,000.00               76       41,738,802.75               15.53
  600,000.01  -   700,000.00               51       33,074,100.00               12.30
  700,000.01  -   800,000.00               21       15,749,129.81                5.86
  800,000.01  -   900,000.00               21       17,791,000.00                6.62
  900,000.01  - 1,000,000.00               15       14,741,750.00                5.48
1,000,000.01  - 1,100,000.00               25       26,158,003.00                9.73
1,100,000.01  - 1,200,000.00                7        8,099,500.00                3.01
1,200,000.01  - 1,300,000.00                9       11,287,500.00                4.20
1,300,000.01  - 1,400,000.00                5        6,875,000.00                2.56
1,400,000.01  - 1,500,000.00                8       11,911,100.00                4.43
----------------------------   --------------   -----------------   -----------------
Total                                     441      268,833,077.85              100.00
============================   ==============   =================   =================


[GREENWICH CAPITAL LOGO]                                                      2

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                           % of Aggregate
                                      Principal Balance   Principal Balance
                        Number of     Outstanding as of   Outstanding as of
LOAN RATE:           Mortgage Loans   the Cut-off Date     the Cut-off Date
------------------   --------------   -----------------   -----------------
5.125  -  5.500                  55       40,422,316.00               15.04
5.501  -  6.000                 338      206,830,788.81               76.94
6.001  -  6.500                  47       21,187,973.04                7.88
6.501  -  6.625                   1          392,000.00                0.15
------------------   --------------   -----------------   -----------------
Total                           441      268,833,077.85              100.00
==================   ==============   =================   =================

                                                           % of Aggregate
                                      Principal Balance   Principal Balance
                        Number of     Outstanding as of   Outstanding as of
GROSS MARGIN:        Mortgage Loans   the Cut-off Date     the Cut-off Date
------------------   --------------   -----------------   -----------------
2.600                             2        1,045,000.00                0.39
2.650                             1        1,080,000.00                0.40
2.750                           437      266,368,077.85               99.08
2.760                             1          340,000.00                0.13
------------------   --------------   -----------------   -----------------
Total                           441      268,833,077.85              100.00
==================   ==============   =================   =================

                                                           % of Aggregate
                                      Principal Balance   Principal Balance
                        Number of Outstanding as of Outstanding as of MAXIMUM LOAN RATE: Mortgage Loans the Cut-off Date the Cut-off Date
------------------   --------------   -----------------   -----------------
10.125  - 10.500                 54       39,972,316.00               14.87
10.501  - 11.000                337      206,410,788.81               76.78
11.001  - 11.500                 48       21,559,973.04                8.02
11.501  - 11.625                  2          890,000.00                0.33
------------------   --------------   -----------------   -----------------
Total                           441      268,833,077.85              100.00
==================   ==============   =================   =================

                                                           % of Aggregate
                                      Principal Balance   Principal Balance
                        Number of Outstanding as of Outstanding as of REMAINING TERM: Mortgage Loans the Cut-off Date the Cut-off Date
------------------   --------------   -----------------   -----------------
353  - 354                        1          407,500.00                0.15
355  - 360                      440      268,425,577.85               99.85
------------------   --------------   -----------------   -----------------
Total                           441      268,833,077.85              100.00
==================   ==============   =================   =================


[GREENWICH CAPITAL LOGO]                                                       3

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                % of Aggregate
                                           Principal Balance   Principal Balance
                             Number of     Outstanding as of   Outstanding as of
RATE CHANGE DATE:         Mortgage Loans    the Cut-off Date    the Cut-off Date
-----------------------   --------------   -----------------   -----------------
12/01/06                               1          407,500.00                0.15
04/01/07                               1          557,985.70                0.21
05/01/07                               2          789,657.07                0.29
06/01/07                               2          966,555.27                0.36
07/01/07                              92       52,292,981.81               19.45
08/01/07                             343      213,818,398.00               79.54
-----------------------   --------------   -----------------   -----------------
Total                                441      268,833,077.85              100.00
=======================   ==============   =================   =================

                                                                % of Aggregate
                                           Principal Balance   Principal Balance
                            Number of      Outstanding as of   Outstanding as of
ORIGINAL LTV:             Mortgage Loans    the Cut-off Date    the Cut-off Date
-----------------------   --------------   -----------------   -----------------
      <=   0.00                        2        1,932,783.22                0.72
10.01  -  15.00                        2          849,000.00                0.32
20.01  -  25.00                        2        1,534,879.81                0.57
25.01  -  30.00                        2        1,534,595.00                0.57
30.01  -  35.00                        9        8,365,301.00                3.11
35.01  -  40.00                        4        2,510,000.00                0.93
40.01  -  45.00                       18       13,935,801.00                5.18
45.01  -  50.00                       28       17,229,000.00                6.41
50.01  -  55.00                       36       23,487,100.00                8.74
55.01  -  60.00                       38       24,751,500.00                9.21
60.01  -  65.00                       44       26,104,350.00                9.71
65.01  -  70.00                       64       46,162,601.00               17.17
70.01  -  75.00                       72       41,527,772.00               15.45
75.01  -  80.00                      119       58,573,394.82               21.79
80.01  -  84.81                        1          335,000.00                0.12
-----------------------   --------------   -----------------   -----------------
Total                                441      268,833,077.85              100.00
=======================   ==============   =================   =================


[GREENWICH CAPITAL LOGO]                                                       4

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                % of Aggregate
                                           Principal Balance   Principal Balance
                             Number of     Outstanding as of   Outstanding as of
CREDIT SCORE:             Mortgage Loans    the Cut-off Date    the Cut-off Date
-----------------------   --------------   -----------------   -----------------
    <=   0                             9        7,174,485.70                2.67
601  - 650                            15        6,656,750.00                2.48
651  - 700                            32       16,996,750.00                6.32
701  - 750                           196      116,311,143.22               43.27
751  - 800                           185      119,046,944.12               44.28
801  - 827                             4        2,647,004.81                0.98
-----------------------   --------------   -----------------   -----------------
Total                                441      268,833,077.85              100.00
=======================   ==============   =================   =================

                                                                 % of Aggregate
                                           Principal Balance   Principal Balance
                             Number of     Outstanding as of   Outstanding as of
AMORTIZATION:             Mortgage Loans    the Cut-off Date    the Cut-off Date
-----------------------   --------------   -----------------   -----------------
Interest Only                        301      200,731,601.00               74.67
Fully Amortizing                     140       68,101,476.85               25.33
-----------------------   --------------   -----------------   -----------------
Total                                441      268,833,077.85              100.00
=======================   ==============   =================   =================

                                                                % of Aggregate
                                           Principal Balance   Principal Balance
                             Number of     Outstanding as of   Outstanding as of
DOCUMENTATION:            Mortgage Loans    the Cut-off Date    the Cut-off Date
-----------------------   --------------   -----------------   -----------------
Reduced Documentation                250      165,528,193.00               61.57
Full Documentation                   191      103,304,884.85               38.43
-----------------------   --------------   -----------------   -----------------
Total                                441      268,833,077.85              100.00
=======================   ==============   =================   =================

                                                                % of Aggregate
                                           Principal Balance   Principal Balance
                             Number of     Outstanding as of   Outstanding as of
OCCUPANCY:                Mortgage Loans    the Cut-off Date    the Cut-off Date
-----------------------   --------------   -----------------   -----------------
Primary                              427      261,399,894.63               97.24
Second Home                           13        7,124,183.22                2.65
Investor                               1          309,000.00                0.11
-----------------------   --------------   -----------------   -----------------
Total                                441      268,833,077.85              100.00
=======================   ==============   =================   =================


[GREENWICH CAPITAL LOGO]                                                       5

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                 % of Aggregate
                                            Principal Balance   Principal Balance
                              Number of     Outstanding as of   Outstanding as of
PROPERTY TYPE:             Mortgage Loans   the Cut-off Date     the Cut-off Date
------------------------   --------------   -----------------   -----------------
Single Family                         410      253,499,625.15               94.30
Condominium                            29       13,721,167.00                5.10
Two-Four Family                         1        1,054,300.00                0.39
Other                                   1          557,985.70                0.21
------------------------   --------------   -----------------   -----------------
Total                                 441      268,833,077.85              100.00
========================   ==============   =================   =================

                                                                 % of Aggregate
                                            Principal Balance   Principal Balance
                              Number of     Outstanding as of   Outstanding as of
PURPOSE:                   Mortgage Loans   the Cut-off Date     the Cut-off Date
------------------------   --------------   -----------------   -----------------
Rate/Term Refinance                   212      136,367,770.86               50.73
Cash Out Refinance                    112       69,954,351.00               26.02
Purchase                              117       62,510,955.99               23.25
------------------------   --------------   -----------------   -----------------
Total                                 441      268,833,077.85              100.00
========================   ==============   =================   =================

                                                                 % of Aggregate
                                            Principal Balance   Principal Balance
                              Number of     Outstanding as of   Outstanding as of
STATES:                    Mortgage Loans    the Cut-off Date    the Cut-off Date
------------------------   --------------   -----------------   -----------------
California                            441      268,833,077.85              100.00
------------------------   --------------   -----------------   -----------------
Total                                 441      268,833,077.85              100.00
========================   ==============   =================   =================

                                                                 % of Aggregate
                                            Principal Balance   Principal Balance
                              Number of     Outstanding as of   Outstanding as of
NORTH/SOUTH CA BREAKOUT:   Mortgage Loans   the Cut-off Date     the Cut-off Date
------------------------   --------------   -----------------   -----------------
CA-NORTH                              441      268,833,077.85              100.00
------------------------   --------------   -----------------   -----------------
Total                                 441      268,833,077.85              100.00
========================   ==============   =================   =================


[GREENWICH CAPITAL LOGO]                                                       6

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

            WaMu Mortgage Pass-Through Certificates, Series 2002-AR10
                       Southern California Mortgage Loans
                       As of the Statistical Cut-off Date

TOTAL CURRENT BALANCE:       190,102,193
NUMBER OF LOANS:                     303

                                                      Minimum                Maximum
AVG CURRENT BALANCE:        $ 627,399.98          $304,000.00          $1,500,000.00
AVG ORIGINAL BALANCE:       $ 627,525.07          $304,000.00          $1,500,000.00

WAVG LOAN RATE:                    5.692 %              5.000 %                6.625 %
WAVG GROSS MARGIN:                 2.751 %              2.600 %                3.325 %
WAVG MAXIMUM LOAN RATE:           10.741 %             10.000 %               15.875 %
WAVG PERIODIC RATE CAP:            2.000 %              2.000 %                2.000 %
WAVG FIRST RATE CAP:               5.000 %              5.000 %                5.000 %

WAVG ORIGINAL LTV:                 65.54 %               0.00 %                95.00 %

WAVG CREDIT SCORE:                   740                  633                    814

WAVG ORIGINAL TERM:                  360 months           360 months             360 months
WAVG REMAINING TERM:                 360 months           359 months             360 months
WAVG SEASONING:                        0 months             0 months               1 months

WAVG NEXT RATE RESET:                 61 months            59 months              61 months
WAVG RATE ADJ FREQ:                   12 months            12 months              12 months
WAVG FIRST RATE ADJ FREQ:             60 months            60 months              60 months

TOP STATE CONC ($):          100.00 % California
MAXIMUM ZIP CODE CONC ($):     5.07 % 90272

FIRST PAY DATE:                              Jul 01, 2002      Sep 01, 2002
RATE CHANGE DATE:                            Jun 01, 2007      Aug 01, 2007
MATURE DATE:                                 Jun 01, 2032      Aug 01, 2032


[GREENWICH CAPITAL LOGO]                                                       1

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                     % of Aggregate
                                                Principal Balance   Principal Balance
                                  Number of     Outstanding as of   Outstanding as of
INDEX:                         Mortgage Loans    the Cut-off Date    the Cut-off Date
----------------------------   --------------   -----------------   -----------------
1 YR CMT                                  303      190,102,192.84              100.00
----------------------------   --------------   -----------------   -----------------
Total                                     303      190,102,192.84              100.00
============================   ==============   =================   =================

                                                                     % of Aggregate
                                                Principal Balance   Principal Balance
                                  Number of     Outstanding as of   Outstanding as of
PRODUCT:                       Mortgage Loans    the Cut-off Date    the Cut-off Date
----------------------------   --------------   -----------------   -----------------
5/1 I/O Hybrid                            240      161,366,056.00               84.88
5/1 Hybrid                                 63       28,736,136.84               15.12
----------------------------   --------------   -----------------   -----------------
Total                                     303      190,102,192.84              100.00
============================   ==============   =================   =================

                                                                     % of Aggregate
                                                Principal Balance   Principal Balance
                                  Number of     Outstanding as of   Outstanding as of
DELINQUENCY:                   Mortgage Loans    the Cut-off Date    the Cut-off Date
----------------------------   --------------   -----------------   -----------------
Current                                   303      190,102,192.84              100.00
----------------------------   --------------   -----------------   -----------------
Total                                     303      190,102,192.84              100.00
============================   ==============   =================   =================

                                                                     % of Aggregate
                                                Principal Balance   Principal Balance
                                  Number of     Outstanding as of   Outstanding as of
CURRENT BALANCE:               Mortgage Loans    the Cut-off Date    the Cut-off Date
----------------------------   --------------   -----------------   -----------------
  304,000.00  -   400,000.00               72       25,723,558.52               13.53
  400,000.01  -   500,000.00               53       23,941,187.20               12.59
  500,000.01  -   600,000.00               58       32,115,523.16               16.89
  600,000.01  -   700,000.00               32       20,634,244.96               10.85
  700,000.01  -   800,000.00               14       10,585,500.00                5.57
  800,000.01  -   900,000.00               16       13,653,600.00                7.18
  900,000.01  - 1,000,000.00               17       16,479,751.00                8.67
1,000,000.01  - 1,100,000.00               24       24,638,403.00               12.96
1,100,000.01  - 1,200,000.00                4        4,565,000.00                2.40
1,200,000.01  - 1,300,000.00                6        7,580,425.00                3.99
1,300,000.01  - 1,400,000.00                2        2,745,000.00                1.44
1,400,000.01  - 1,500,000.00                5        7,440,000.00                3.91
----------------------------   --------------   -----------------   -----------------
Total                                     303      190,102,192.84              100.00
============================   ==============   =================   =================


[GREENWICH CAPITAL LOGO]                                                       2

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                           % of Aggregate
                                      Principal Balance   Principal Balance
                        Number of     Outstanding as of   Outstanding as of
LOAN RATE:           Mortgage Loans    the Cut-off Date    the Cut-off Date
------------------   --------------   -----------------   -----------------
5.000  -  5.000                   2          900,000.00                0.47
5.001  -  5.500                  67       50,612,336.00               26.62
5.501  -  6.000                 212      128,342,628.32               67.51
6.001  -  6.500                  21        9,867,228.52                5.19
6.501  -  6.625                   1          380,000.00                0.20
------------------   --------------   -----------------   -----------------
Total                           303      190,102,192.84              100.00
==================   ==============   =================   =================

                                                           % of Aggregate
                                      Principal Balance   Principal Balance
                        Number of     Outstanding as of   Outstanding as of
GROSS MARGIN:        Mortgage Loans    the Cut-off Date    the Cut-off Date
------------------   --------------   -----------------   -----------------
2.600                             1          634,000.00                0.33
2.650                             1        1,000,100.00                0.53
2.750                           299      187,671,092.84               98.72
3.250                             1          380,000.00                0.20
3.325                             1          417,000.00                0.22
------------------   --------------   -----------------   -----------------
Total                           303      190,102,192.84              100.00
==================   ==============   =================   =================

                                                           % of Aggregate
                                      Principal Balance   Principal Balance
                        Number of Outstanding as of Outstanding as of MAXIMUM LOAN RATE: Mortgage Loans the Cut-off Date the Cut-off Date
------------------   --------------   -----------------   -----------------
10.000  - 10.000                  2          900,000.00                0.47
10.001  - 10.500                 67       50,612,336.00               26.62
10.501  - 11.000                205      123,926,503.32               65.19
11.001  - 11.500                 21       10,440,228.52                5.49
11.501  - 12.000                  7        2,948,125.00                1.55
15.501  - 15.875                  1        1,275,000.00                0.67
------------------   --------------   -----------------   -----------------
Total                           303      190,102,192.84              100.00
==================   ==============   =================   =================

                                                           % of Aggregate
                                      Principal Balance   Principal Balance
                        Number of Outstanding as of Outstanding as of REMAINING TERM: Mortgage Loans the Cut-off Date the Cut-off Date
------------------   --------------   -----------------   -----------------
359  - 360                      303      190,102,192.84              100.00
------------------   --------------   -----------------   -----------------
Total                           303      190,102,192.84              100.00
==================   ==============   =================   =================


[GREENWICH CAPITAL LOGO]                                                       3

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                          % of Aggregate
                                     Principal Balance   Principal Balance
                      Number of      Outstanding as of   Outstanding as of
RATE CHANGE DATE:   Mortgage Loans   the Cut-off Date    the Cut-off Date
-----------------   --------------   -----------------   -----------------
 06/01/07                        5        2,564,351.68                1.35
 07/01/07                       48       27,219,128.16               14.32
 08/01/07                      250      160,318,713.00               84.33
-----------------   --------------   -----------------   -----------------
Total                          303      190,102,192.84              100.00
=================   ==============   =================   =================

                                                          % of Aggregate
                                     Principal Balance   Principal Balance
                      Number of      Outstanding as of   Outstanding as of
ORIGINAL LTV:       Mortgage Loans   the Cut-off Date    the Cut-off Date
-----------------   --------------   -----------------   -----------------
       <=   0.00                 3        2,740,600.00                1.44
 25.01  -  30.00                 2        1,001,400.00                0.53
 30.01  -  35.00                 1          473,500.00                0.25
 35.01  -  40.00                 8        5,503,100.00                2.89
 40.01  -  45.00                14        9,983,002.00                5.25
 45.01  -  50.00                22       13,560,601.00                7.13
 50.01  -  55.00                14        8,997,500.00                4.73
 55.01  -  60.00                18       13,446,801.00                7.07
 60.01  -  65.00                30       19,730,500.00               10.38
 65.01  -  70.00                53       41,014,013.79               21.57
 70.01  -  75.00                60       35,938,651.96               18.90
 75.01  -  80.00                75       36,637,389.53               19.27
 80.01  -  85.00                 1          385,833.56                0.20
 85.01  -  90.00                 1          366,300.00                0.19
 90.01  -  95.00                 1          323,000.00                0.17
-----------------   --------------   -----------------   -----------------
Total                          303      190,102,192.84              100.00
=================   ==============   =================   =================

                                                          % of Aggregate
                                     Principal Balance   Principal Balance
                      Number of      Outstanding as of   Outstanding as of
CREDIT SCORE:       Mortgage Loans   the Cut-off Date    the Cut-off Date
-----------------   --------------   -----------------   -----------------
     <=   0                      2          911,006.37                0.48
 601  - 650                      6        2,639,744.96                1.39
 651  - 700                     17        7,561,119.55                3.98
 701  - 750                    159      103,423,537.00               54.40
 751  - 800                    115       73,938,634.96               38.89
 801  - 814                      4        1,628,150.00                0.86
-----------------   --------------   -----------------   -----------------
Total                          303      190,102,192.84              100.00
=================   ==============   =================   =================


[GREENWICH CAPITAL LOGO]                                                       4

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                               % of Aggregate
                                          Principal Balance   Principal Balance
                           Number of      Outstanding as of   Outstanding as of
AMORTIZATION:            Mortgage Loans   the Cut-off Date    the Cut-off Date
----------------------   --------------   -----------------   -----------------
 Interest Only                      240      161,366,056.00               84.88
 Fully Amortizing                    63       28,736,136.84               15.12
----------------------   --------------   -----------------   -----------------
Total                               303      190,102,192.84              100.00
======================   ==============   =================   =================

                                                               % of Aggregate
                                          Principal Balance   Principal Balance
                           Number of      Outstanding as of   Outstanding as of
DOCUMENTATION:           Mortgage Loans   the Cut-off Date    the Cut-off Date
----------------------   --------------   -----------------   -----------------
 Reduced Documentation              209      136,530,335.00               71.82
 Full Documentation                  94       53,571,857.84               28.18
----------------------   --------------   -----------------   -----------------
Total                               303      190,102,192.84              100.00
======================   ==============   =================   =================

                                                               % of Aggregate
                                          Principal Balance   Principal Balance
                            Number of     Outstanding as of   Outstanding as of
OCCUPANCY:               Mortgage Loans   the Cut-off Date    the Cut-off Date
----------------------   --------------   -----------------   -----------------
 Primary                            298      187,898,942.84               98.84
 Second Home                          5        2,203,250.00                1.16
----------------------   --------------   -----------------   -----------------
Total                               303      190,102,192.84              100.00
======================   ==============   =================   =================

                                                               % of Aggregate
                                          Principal Balance   Principal Balance
                           Number of      Outstanding as of   Outstanding as of
PROPERTY TYPE:           Mortgage Loans   the Cut-off Date    the Cut-off Date
----------------------   --------------   -----------------   -----------------
 Single Family                      270      171,952,392.84               90.45
 Condominium                         32       17,606,800.00                9.26
 Two-Four Family                      1          543,000.00                0.29
----------------------   --------------   -----------------   -----------------
Total                               303      190,102,192.84              100.00
======================   ==============   =================   =================

                                                               % of Aggregate
                                          Principal Balance   Principal Balance
                           Number of      Outstanding as of   Outstanding as of
PURPOSE:                 Mortgage Loans   the Cut-off Date    the Cut-off Date
----------------------   --------------   -----------------   -----------------
 Rate/Term Refinance                139       88,580,985.56               46.60
 Purchase                            92       54,160,811.53               28.49
 Cash Out Refinance                  72       47,360,395.75               24.91
----------------------   --------------   -----------------   -----------------
Total                               303      190,102,192.84              100.00
======================   ==============   =================   =================


[GREENWICH CAPITAL LOGO]                                                       5

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                 % of Aggregate
                                            Principal Balance   Principal Balance
                             Number of      Outstanding as of   Outstanding as of
STATES:                    Mortgage Loans   the Cut-off Date    the Cut-off Date
------------------------   --------------   -----------------   -----------------
 California                           303      190,102,192.84              100.00
------------------------   --------------   -----------------   -----------------
Total                                 303      190,102,192.84              100.00
========================   ==============   =================   =================

                                                                 % of Aggregate
                                            Principal Balance   Principal Balance
                             Number of      Outstanding as of   Outstanding as of
NORTH/SOUTH CA BREAKOUT:   Mortgage Loans   the Cut-off Date    the Cut-off Date
------------------------   --------------   -----------------   -----------------
 CA-SOUTH                             303      190,102,192.84              100.00
------------------------   --------------   -----------------   -----------------
Total                                 303      190,102,192.84              100.00
========================   ==============   =================   =================


[GREENWICH CAPITAL LOGO]                                                       6

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

            WaMu Mortgage Pass-Through Certificates, Series 2002-AR10
                       As of the Statistical Cut-off Date

                                                         % of Aggregate
                                    Principal Balance   Principal Balance
                     Number of      Outstanding as of   Outstanding as of   Weighted Average
Fico Score Range   Mortgage Loans   the Cut-off Date    the Cut-off Date         LTV (%)
----------------   --------------   -----------------   -----------------   ----------------
     Unavailable               16        9,950,659.63                1.43              72.89

      600 to 624               10        4,165,070.00                0.60              75.33

      625 to 649               23       10,352,902.38                1.49              73.09

      650 to 674               23       11,644,495.76                1.67              68.05

      675 to 699               61       29,647,485.70                4.26              67.86

      700 to 724              241      144,949,892.52               20.84              63.81

      725 to 749              286      174,924,626.18               25.15              64.78

      750 to 774              311      191,224,916.73               27.49              64.79

      775 to 799              161      104,757,897.05               15.06              61.73

      800 to 824               20       13,181,575.00                1.90              62.19

      825 to 849                1          789,879.81                0.11              21.29
----------------   --------------   -----------------   -----------------   ----------------
          Total:            1,153      695,589,400.76              100.00
================   ==============   =================   =================

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

            WaMu Mortgage Pass-Through Certificates, Series 2002-AR10
                            Amortizing Mortgage Loans
                       As of the Statistical Cut-off Date

TOTAL CURRENT BALANCE:           $172,203,182
NUMBER OF LOANS:                          364

                                                          Minimum             Maximum
AVG CURRENT BALANCE:              $473,085.66         $302,000.00       $1,483,200.00

                                                                     % of Aggregate
                                                Principal Balance   Principal Balance
                                  Number of     Outstanding as of   Outstanding as of
DOCUMENTATION:                 Mortgage Loans    the Cut-off Date   the Cut-off Date
----------------------------   --------------   -----------------   -----------------
 Full Documentation                       319      151,306,008.16               87.86
 Reduced Documentation                     45       20,897,173.61               12.14
----------------------------   --------------   -----------------   -----------------
Total                                     364      172,203,181.77              100.00
============================   ==============   =================   =================

                                                                     % of Aggregate
                                                Principal Balance   Principal Balance
                                  Number of     Outstanding as of   Outstanding as of
OCCUPANCY:                     Mortgage Loans    the Cut-off Date   the Cut-off Date
----------------------------   --------------   -----------------   -----------------
 Primary                                  355      168,251,426.60               97.71
 Second Home                                8        3,642,755.17                2.12
 Investor                                   1          309,000.00                0.18
----------------------------   --------------   -----------------   -----------------
Total                                     364      172,203,181.77              100.00
============================   ==============   =================   =================

                                                                     % of Aggregate
                                                Principal Balance   Principal Balance    Weighted    Weighted
                                  Number of     Outstanding as of   Outstanding as of    Average     Average
Current Balance Range          Mortgage Loans    the Cut-off Date   the Cut-off Date    Fico Score     LTV
----------------------------   --------------   -----------------   -----------------   ----------   --------
  300,000.01 to   400,000.00              150       53,464,364.82               31.05          721         71

  400,000.01 to   500,000.00              104       46,425,286.57               26.96          726         69

  500,000.01 to   600,000.00               52       28,763,536.71               16.70          723         69

  600,000.01 to   700,000.00               32       20,421,519.96               11.86          711         67

  700,000.01 to   800,000.00                9        6,685,279.81                3.88          730         65

  800,000.01 to   900,000.00                7        5,891,243.90                3.42          735         67

  900,000.01 to 1,000,000.00                8        7,668,750.00                4.45          708         59

1,300,000.01 to 1,400,000.00                1        1,400,000.00                0.81          744         53

1,400,000.01 to 1,500,000.00                1        1,483,200.00                0.86          717        N/A
----------------------------   --------------   -----------------   -----------------   ----------   --------
                      Total:              364     $172,203,181.77              100.00

[GREENWICH CAPITAL LOGO]                                                       1

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

            WaMu Mortgage Pass-Through Certificates, Series 2002-AR10
                          Interest-Only Mortgage Loans
                       As of the Statistical Cut-off Date

TOTAL CURRENT BALANCE:           $523,386,219
NUMBER OF LOANS:                          789

                                                          Minimum             Maximum
AVG CURRENT BALANCE:             $ 663,353.89         $200,000.00       $1,500,000.00

                                                                     % of Aggregate
                                                Principal Balance   Principal Balance
                                  Number of     Outstanding as of   Outstanding as of
DOCUMENTATION:                 Mortgage Loans    the Cut-off Date   the Cut-off Date
----------------------------   --------------   -----------------   -----------------
Reduced Documentation                     585      386,235,375.99               73.80
Full Documentation                        204      137,150,843.00               26.20
----------------------------   --------------   -----------------   -----------------
Total                                     789      523,386,218.99              100.00
============================   ==============   =================   =================

                                                                     % of Aggregate
                                                Principal Balance   Principal Balance
                                  Number of     Outstanding as of   Outstanding as of
OCCUPANCY:                     Mortgage Loans    the Cut-off Date   the Cut-off Date
----------------------------   --------------   -----------------   -----------------
Primary                                   757      503,115,817.99               96.13
Second Home                                32       20,270,401.00                3.87
----------------------------   --------------   -----------------   -----------------
Total                                     789      523,386,218.99              100.00
============================   ==============   =================   =================

                                                                      % of Aggregate
                                                Principal Balance   Principal Balance    Weighted    Weighted
                                  Number of     Outstanding as of   Outstanding as of    Average      Average
Current Balance Range          Mortgage Loans    the Cut-off Date   the Cut-off Date    Fico Score      LTV
----------------------------   --------------   -----------------   -----------------   ----------   --------
  200,000.00 to   200,000.00                1          200,000.00                0.04          744         71
  300,000.01 to   400,000.00              150       53,735,507.00               10.27          747         66
  400,000.01 to   500,000.00              135       61,125,728.00               11.68          749         68
  500,000.01 to   600,000.00              134       73,602,965.00               14.06          744         68
  600,000.01 to   700,000.00               97       62,999,755.00               12.04          746         68
  700,000.01 to   800,000.00               53       40,248,650.00                7.69          745         65
  800,000.01 to   900,000.00               48       40,827,599.99                7.80          742         65
  900,000.01 to 1,000,000.00               44       42,723,301.00                8.16          747         64
1,000,000.01 to 1,100,000.00               67       69,318,888.00               13.24          754         53
1,100,000.01 to 1,200,000.00               16       18,403,000.00                3.52          758         62
1,200,000.01 to 1,300,000.00               19       23,884,925.00                4.56          749         61
1,300,000.01 to 1,400,000.00                8       10,978,000.00                2.10          760         63
1,400,000.01 to 1,500,000.00               17       25,337,900.00                4.84          753         56
----------------------------   --------------   -----------------   -----------------   ----------   --------
                      Total:              789     $523,386,218.99              100.00


GREENWICH CAPITAL [LOGO]                                                       1

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

            WaMu Mortgage Pass-Through Certificates, Series 2002-AR10
                             Investor Mortgage Loans
                       As of the Statistical Cut-off Date

TOTAL CURRENT BALANCE:      $   309,000
NUMBER OF LOANS:                      1

                                                     Minimum              Maximum
AVG CURRENT BALANCE:        $309,000.00          $309,000.00          $309,000.00
AVG ORIGINAL BALANCE:       $309,000.00          $309,000.00          $309,000.00

WAVG LOAN RATE:                   6.500 %              6.500 %              6.500 %
WAVG GROSS MARGIN:                2.750 %              2.750 %              2.750 %
WAVG MAXIMUM LOAN RATE:          11.500 %             11.500 %             11.500 %
WAVG PERIODIC RATE CAP:           2.000 %              2.000 %              2.000 %
WAVG FIRST RATE CAP:              5.000 %              5.000 %              5.000 %

WAVG ORIGINAL LTV:                60.71 %              60.71 %              60.71 %

WAVG CREDIT SCORE:                  713                  713                  713

WAVG ORIGINAL TERM:                 360 months           360 months           360 months
WAVG REMAINING TERM:                360 months           360 months           360 months
WAVG SEASONING:                       0 months             0 months             0 months

WAVG NEXT RATE RESET:                60 months            60 months            60 months
WAVG RATE ADJ FREQ:                  12 months            12 months            12 months
WAVG FIRST RATE ADJ FREQ:            60 months            60 months            60 months

TOP STATE CONCENTRATIONS ($):         100.00 % California
MAXIMUM ZIP CODE CONCENTRATION ($):   100.00 % 94920

FIRST PAY DATE:                              Aug 01, 2002     Aug 01, 2002
RATE CHANGE DATE:                            Jul 01, 2007     Jul 01, 2007
MATURE DATE:                                 Jul 01, 2032     Jul 01, 2032


GREENWICH CAPITAL [LOGO]                                                       1

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                   % of Aggregate
                                              Principal Balance   Principal Balance
                                Number of     Outstanding as of   Outstanding as of
INDEX:                       Mortgage Loans    the Cut-off Date    the Cut-off Date
--------------------------   --------------   -----------------   -----------------
1 YR CMT                                  1          309,000.00              100.00
--------------------------   --------------   -----------------   -----------------
Total                                     1          309,000.00              100.00
==========================   ==============   =================   =================

                                                                   % of Aggregate
                                              Principal Balance   Principal Balance
                                Number of     Outstanding as of   Outstanding as of
PRODUCT:                     Mortgage Loans    the Cut-off Date    the Cut-off Date
--------------------------   --------------   -----------------   -----------------
5/1 Hybrid                                1          309,000.00              100.00
--------------------------   --------------   -----------------   -----------------
Total                                     1          309,000.00              100.00
==========================   ==============   =================   =================

                                                                   % of Aggregate
                                              Principal Balance   Principal Balance
                                Number of     Outstanding as of   Outstanding as of
DELINQUENCY:                 Mortgage Loans    the Cut-off Date    the Cut-off Date
--------------------------   --------------   -----------------   -----------------
Current                                   1          309,000.00              100.00
--------------------------   --------------   -----------------   -----------------
Total                                     1          309,000.00              100.00
==========================   ==============   =================   =================

                                                                   % of Aggregate
                                              Principal Balance   Principal Balance
                                Number of     Outstanding as of   Outstanding as of
CURRENT BALANCE:             Mortgage Loans    the Cut-off Date    the Cut-off Date
--------------------------   --------------   -----------------   -----------------
309,000.00  -   309,000.00                1          309,000.00              100.00
--------------------------   --------------   -----------------   -----------------
Total                                     1          309,000.00              100.00
==========================   ==============   =================   =================

                                                                    % of Aggregate
                                              Principal Balance   Principal Balance
                                Number of     Outstanding as of   Outstanding as of
LOAN RATE:                   Mortgage Loans    the Cut-off Date    the Cut-off Date
--------------------------   --------------   -----------------   -----------------
6.500  -  6.500                           1          309,000.00              100.00
--------------------------   --------------   -----------------   -----------------
Total                                     1          309,000.00              100.00
==========================   ==============   =================   =================


GREENWICH CAPITAL [LOGO]                                                       2

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                   % of Aggregate
                                              Principal Balance   Principal Balance
                                Number of     Outstanding as of   Outstanding as of
GROSS MARGIN:                Mortgage Loans    the Cut-off Date    the Cut-off Date
--------------------------   --------------   -----------------   -----------------
2.750                                     1          309,000.00              100.00
--------------------------   --------------   -----------------   -----------------
Total                                     1          309,000.00              100.00
==========================   ==============   =================   =================

                                                                   % of Aggregate
                                              Principal Balance   Principal Balance
                                Number of     Outstanding as of   Outstanding as of
MAXIMUM LOAN RATE:           Mortgage Loans    the Cut-off Date    the Cut-off Date
--------------------------   --------------   -----------------   -----------------
11.500  - 11.500                          1          309,000.00              100.00
--------------------------   --------------   -----------------   -----------------
Total                                     1          309,000.00              100.00
==========================   ==============   =================   =================

                                                                   % of Aggregate
                                              Principal Balance   Principal Balance
                                Number of     Outstanding as of   Outstanding as of
FIRST RATE CAP:              Mortgage Loans    the Cut-off Date    the Cut-off Date
--------------------------   --------------   -----------------   -----------------
5.000                                     1          309,000.00              100.00
--------------------------   --------------   -----------------   -----------------
Total                                     1          309,000.00              100.00
==========================   ==============   =================   =================

                                                                    % of Aggregate
                                              Principal Balance   Principal Balance
                                Number of     Outstanding as of   Outstanding as of
PERIODIC RATE CAP:           Mortgage Loans    the Cut-off Date    the Cut-off Date
--------------------------   --------------   -----------------   -----------------
2.000                                     1          309,000.00              100.00
--------------------------   --------------   -----------------   -----------------
Total                                     1          309,000.00              100.00
==========================   ==============   =================   =================

                                                                    % of Aggregate
                                              Principal Balance   Principal Balance
                                Number of     Outstanding as of   Outstanding as of
ORIGINAL TERM:               Mortgage Loans    the Cut-off Date    the Cut-off Date
--------------------------   --------------   -----------------   -----------------
360                                       1          309,000.00              100.00
--------------------------   --------------   -----------------   -----------------
Total                                     1          309,000.00              100.00
==========================   ==============   =================   =================


GREENWICH CAPITAL [LOGO]                                                       3

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                    % of Aggregate
                                              Principal Balance   Principal Balance
                                Number of     Outstanding as of   Outstanding as of
REMAINING TERM:              Mortgage Loans    the Cut-off Date    the Cut-off Date
--------------------------   --------------   -----------------   -----------------
360  - 360                                1          309,000.00              100.00
--------------------------   --------------   -----------------   -----------------
Total                                     1          309,000.00              100.00
==========================   ==============   =================   =================

                                                                    % of Aggregate
                                              Principal Balance   Principal Balance
                                Number of     Outstanding as of   Outstanding as of
RATE CHANGE DATE:            Mortgage Loans    the Cut-off Date    the Cut-off Date
--------------------------   --------------   -----------------   -----------------
07/01/07                                  1          309,000.00              100.00
--------------------------   --------------   -----------------   -----------------
Total                                     1          309,000.00              100.00
==========================   ==============   =================   =================

                                                                    % of Aggregate
                                              Principal Balance   Principal Balance
                                Number of     Outstanding as of   Outstanding as of
ORIGINAL LTV:                Mortgage Loans    the Cut-off Date    the Cut-off Date
--------------------------   --------------   -----------------   -----------------
60.71  -  60.71                           1          309,000.00              100.00
--------------------------   --------------   -----------------   -----------------
Total                                     1          309,000.00              100.00
==========================   ==============   =================   =================

                                                                    % of Aggregate
                                              Principal Balance   Principal Balance
                                Number of     Outstanding as of   Outstanding as of
CREDIT SCORE:                Mortgage Loans    the Cut-off Date    the Cut-off Date
--------------------------   --------------   -----------------   -----------------
713  - 713                                1          309,000.00              100.00
--------------------------   --------------   -----------------   -----------------
Total                                     1          309,000.00              100.00
==========================   ==============   =================   =================

                                                                    % of Aggregate
                                              Principal Balance   Principal Balance
                                Number of     Outstanding as of   Outstanding as of
AMORTIZATION:                Mortgage Loans    the Cut-off Date    the Cut-off Date
--------------------------   --------------   -----------------   -----------------
Fully Amortizing                          1          309,000.00              100.00
--------------------------   --------------   -----------------   -----------------
Total                                     1          309,000.00              100.00
==========================   ==============   =================   =================


GREENWICH CAPITAL [LOGO]                                                       4

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                 % of Aggregate
                                            Principal Balance   Principal Balance
                             Number of      Outstanding as of   Outstanding as of
DOCUMENTATION:             Mortgage Loans    the Cut-off Date    the Cut-off Date
------------------------   --------------   -----------------   -----------------
Full Documentation                     1          309,000.00              100.00
------------------------   --------------   -----------------   -----------------
Total                                  1          309,000.00              100.00
========================   ==============   =================   =================

                                                                 % of Aggregate
                                            Principal Balance   Principal Balance
                             Number of      Outstanding as of   Outstanding as of
OCCUPANCY:                 Mortgage Loans    the Cut-off Date    the Cut-off Date
------------------------   --------------   -----------------   -----------------
Investor                               1          309,000.00              100.00
------------------------   --------------   -----------------   -----------------
Total                                  1          309,000.00              100.00
========================   ==============   =================   =================

                                                                 % of Aggregate
                                            Principal Balance   Principal Balance
                             Number of      Outstanding as of   Outstanding as of
PROPERTY TYPE:             Mortgage Loans    the Cut-off Date    the Cut-off Date
------------------------   --------------   -----------------   -----------------
Condominium                            1          309,000.00              100.00
------------------------   --------------   -----------------   -----------------
Total                                  1          309,000.00              100.00
========================   ==============   =================   =================

                                                                 % of Aggregate
                                            Principal Balance   Principal Balance
                             Number of      Outstanding as of   Outstanding as of
PURPOSE:                   Mortgage Loans    the Cut-off Date    the Cut-off Date
------------------------   --------------   -----------------   -----------------
Purchase                               1          309,000.00              100.00
------------------------   --------------   -----------------   -----------------
Total                                  1          309,000.00              100.00
========================   ==============   =================   =================


[GREENWICH CAPITAL LOGO]                                                       5

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                 % of Aggregate
                                            Principal Balance   Principal Balance
                             Number of      Outstanding as of   Outstanding as of
STATES:                    Mortgage Loans    the Cut-off Date    the Cut-off Date
------------------------   --------------   -----------------   -----------------
California                             1          309,000.00              100.00
------------------------   --------------   -----------------   -----------------
Total                                  1          309,000.00              100.00
========================   ==============   =================   =================

                                                                 % of Aggregate
                                            Principal Balance   Principal Balance
                             Number of      Outstanding as of   Outstanding as of
NORTH/SOUTH CA BREAKOUT:   Mortgage Loans    the Cut-off Date    the Cut-off Date
------------------------   --------------   -----------------   -----------------
CA-NORTH                               1          309,000.00              100.00
------------------------   --------------   -----------------   -----------------
Total                                  1          309,000.00              100.00
========================   ==============   =================   =================


[GREENWICH CAPITAL LOGO]                                                       6

      The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

     The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

            WaMu Mortgage Pass-Through Certificates, Series 2002-AR10
                          Original LTVs by FICO Bucket
                       As of the Statistical Cut-off Date

TOTAL CURRENT BALANCE:               $695,589,401
NUMBER OF LOANS:                            1,153

                                                                          % of Aggregate
                                                    Principal Balance   Principal Balance
FICO SCORE                            Number of     Outstanding as of   Outstanding as of
   Unavailable       ORIG LTV      Mortgage Loans    the Cut-off Date    the Cut-off Date
--------------------------------   --------------   -----------------   -----------------
                 50.01  -  60.00                2           1,600,000                0.23
                 60.01  -  70.00                1             564,100                0.08
                 70.01  -  80.00               12           7,455,661                1.07
                 80.01  -  90.00                1             330,899                0.05
--------------------------------   --------------   -----------------   -----------------
              TOTAL                            16           9,950,660                1.43
================================   ==============   =================   =================

                                                                          % of Aggregate
                                                    Principal Balance   Principal Balance
FICO SCORE                            Number of     Outstanding as of   Outstanding as of
   601  -  625      ORIG LTV       Mortgage Loans    the Cut-off Date    the Cut-off Date
--------------------------------   --------------   -----------------   -----------------
                 50.01  -  60.00                1             372,800                0.05
                 60.01  -  70.00                3           1,041,000                0.15
                 70.01  -  80.00                8           3,539,070                0.51
--------------------------------   --------------   -----------------   -----------------
              TOTAL                            12           4,952,870                0.71
================================   ==============   =================   =================

                                                                          % of Aggregate
                                                    Principal Balance   Principal Balance
FICO SCORE                            Number of     Outstanding as of   Outstanding as of
   626  -  650      ORIG LTV       Mortgage Loans    the Cut-off Date   the Cut-off Date
--------------------------------   --------------   -----------------   -----------------
                 40.01  -  50.00                1             340,000                0.05
                 60.01  -  70.00                5           2,519,000                0.36
                 70.01  -  80.00               11           5,172,663                0.74
                 80.01  -  90.00                5           1,903,339                0.27
--------------------------------   --------------   -----------------   -----------------
              TOTAL                            22           9,935,002                1.43
================================   ==============   =================   =================


[GREENWICH CAPITAL LOGO]                                                       1

      The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

     The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                          % of Aggregate
                                                    Principal Balance   Principal Balance
FICO SCORE                            Number of     Outstanding as of   Outstanding as of
   651  -  675       ORIG LTV      Mortgage Loans    the Cut-off Date    the Cut-off Date
--------------------------------   --------------   -----------------   -----------------
                 30.01  -  40.00                1             990,000                0.14
                 40.01  -  50.00                2           1,000,000                0.14
                 50.01  -  60.00                2             689,000                0.10
                 60.01  -  70.00                5           2,997,000                0.43
                 70.01  -  80.00               11           5,215,174                0.75
                 80.01  -  90.00                2             763,834                0.11
--------------------------------   --------------   -----------------   -----------------
              TOTAL                            23          11,655,008                1.68
================================   ==============   =================   =================

                                                                          % of Aggregate
                                                    Principal Balance   Principal Balance
FICO SCORE                            Number of     Outstanding as of   Outstanding as of
   676  -  700       ORIG LTV      Mortgage Loans    the Cut-off Date    the Cut-off Date
--------------------------------   --------------   -----------------   -----------------
                 40.01  -  50.00                6           3,435,000                0.49
                 50.01  -  60.00                9           5,265,850                0.76
                 60.01  -  70.00               20           9,975,649                1.43
                 70.01  -  80.00               25          11,753,476                1.69
                 80.01  -  90.00                2             664,500                0.10
                 90.01  -  95.00                2             692,224                0.10
--------------------------------   --------------   -----------------   -----------------
              TOTAL                            64          31,786,699                4.57
================================   ==============   =================   =================

                                                                          % of Aggregate
                                                    Principal Balance   Principal Balance
FICO SCORE                            Number of     Outstanding as of   Outstanding as of
   701  -  725       ORIG LTV      Mortgage Loans    the Cut-off Date   the Cut-off Date
--------------------------------   --------------   -----------------   -----------------
                  0.00  -   0.00                4           4,073,383                0.59
                  0.01  -  10.00                1             450,000                0.06
                 10.01  -  20.00                1             800,000                0.12
                 20.01  -  30.00                3           2,078,000                0.30
                 30.01  -  40.00                6           4,381,500                0.63
                 40.01  -  50.00               26          17,107,451                2.46
                 50.01  -  60.00               24          15,738,200                2.26
                 60.01  -  70.00               67          44,647,445                6.42
                 70.01  -  80.00              119          62,507,088                8.99
                 80.01  -  90.00                2             745,000                0.11
--------------------------------   --------------   -----------------   -----------------
              TOTAL                           253         152,528,068               21.93
================================   ==============   =================   =================


[GREENWICH CAPITAL LOGO]                                                       2

      The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

     The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                          % of Aggregate
                                                    Principal Balance   Principal Balance
FICO SCORE                            Number of     Outstanding as of   Outstanding as of
   726  -  750       ORIG LTV      Mortgage Loans    the Cut-off Date    the Cut-off Date
--------------------------------   --------------   -----------------   -----------------
                  0.00  -   0.00                1             600,000                0.09
                 20.01  -  30.00                4           3,044,400                0.44
                 30.01  -  40.00                9           7,126,800                1.02
                 40.01  -  50.00               22          14,910,601                2.14
                 50.01  -  60.00               40          26,195,800                3.77
                 60.01  -  70.00               70          49,563,576                7.13
                 70.01  -  80.00              130          67,725,604                9.74
                 80.01  -  90.00                2             772,695                0.11
--------------------------------   --------------   -----------------   -----------------
              TOTAL                           278         169,939,476               24.43
================================   ==============   =================   =================

                                                                          % of Aggregate
                                                    Principal Balance   Principal Balance
FICO SCORE                           Number of      Outstanding as of   Outstanding as of
   751  -   775      ORIG LTV      Mortgage Loans    the Cut-off Date    the Cut-off Date
--------------------------------   --------------   -----------------   -----------------
                 10.01  -  20.00                1             509,000                0.07
                 20.01  -  30.00                3           1,950,595                0.28
                 30.01  -  40.00               10           6,185,100                0.89
                 40.01  -  50.00               30          20,377,601                2.93
                 50.01  -  60.00               57          39,226,942                5.64
                 60.01  -  70.00               66          46,983,908                6.75
                 70.01  -  80.00              150          79,527,067               11.43
                 80.01  -  90.00                1             357,000                0.05
--------------------------------   --------------   -----------------   -----------------
              TOTAL                           318         195,117,213               28.05
================================   ==============   =================   =================

                                                                         % of Aggregate
                                                    Principal Balance   Principal Balance
FICO SCORE                            Number of     Outstanding as of   Outstanding as of
   776  -  800      ORIG LTV       Mortgage Loans    the Cut-off Date    the Cut-off Date
--------------------------------   --------------   -----------------   -----------------
                 10.01  -  20.00                1             340,000                0.05
                 20.01  -  30.00                1           1,500,000                0.22
                 30.01  -  40.00                9           6,150,001                0.88
                 40.01  -  50.00               22          14,689,902                2.11
                 50.01  -  60.00               22          16,655,900                2.39
                 60.01  -  70.00               37          29,681,600                4.27
                 70.01  -  80.00               54          27,726,798                3.99
                 80.01  -  90.00                1             366,750                0.05
--------------------------------   --------------   -----------------   -----------------
              TOTAL                           147          97,110,951               13.96
================================   ==============   =================   =================


[GREENWICH CAPITAL LOGO]                                                       3

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                          % of Aggregate
                                                    Principal Balance   Principal Balance
FICO SCORE                            Number of     Outstanding as of   Outstanding as of
   >  800            ORIG LTV      Mortgage Loans    the Cut-off Date    the Cut-off Date
--------------------------------   --------------   -----------------   -----------------
                 20.01  -  30.00                1             789,880                0.11
                 30.01  -  40.00                1             565,000                0.08
                 40.01  -  50.00                4           2,678,000                0.38
                 50.01  -  60.00                3           2,670,100                0.38
                 60.01  -  70.00                4           2,389,200                0.34
                 70.01  -  80.00                7           3,521,275                0.51
--------------------------------   --------------   -----------------   -----------------
              TOTAL                            20          12,613,455                1.81
================================   ==============   =================   =================


[GREENWICH CAPITAL LOGO]                                                       4

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

            WaMu Mortgage Pass-Through Certificates, Series 2002-AR10
                      Reduced Documentation Mortgage Loans
                       As of the Statistical Cut-off Date

TOTAL CURRENT BALANCE:          $407,132,550
NUMBER OF LOANS:                         630

                                                          Minimum                Maximum
AVG CURRENT BALANCE:            $ 646,242.14          $301,000.00          $1,500,000.00
AVG ORIGINAL BALANCE:           $ 646,326.79          $301,000.00          $1,500,000.00

WAVG LOAN RATE:                        5.709 %              4.375 %                6.625 %
WAVG GROSS MARGIN:                     2.749 %              2.600 %                3.250 %
WAVG MAXIMUM LOAN RATE:               10.734 %              9.375 %               15.875 %
WAVG PERIODIC RATE CAP:                2.000 %              2.000 %                2.000 %
WAVG FIRST RATE CAP:                   5.000 %              5.000 %                5.000 %

WAVG ORIGINAL LTV:                     63.21 %               0.00 %                80.00 %

WAVG CREDIT SCORE:                       749                  680                    813

WAVG ORIGINAL TERM:                      360 months           360 months             360 months
WAVG REMAINING TERM:                     360 months           351 months             360 months
WAVG SEASONING:                            0 months             0 months               9 months

WAVG NEXT RATE RESET:                     61 months            51 months              61 months
WAVG RATE ADJ FREQ:                       12 months            12 months              12 months
WAVG FIRST RATE ADJ FREQ:                 60 months            60 months              60 months

TOP STATE CONC ($):           74.19% California, 4.82% New York, 4.50% Illinois
MAXIMUM ZIP CODE CONC ($):    2.25% 95070

FIRST PAY DATE:                              Nov 01, 2001       Sep 01, 2002
RATE CHANGE DATE:                            Oct 01, 2006       Aug 01, 2007
MATURE DATE:                                 Oct 01, 2031       Aug 01, 2032


[GREENWICH CAPITAL LOGO]                                                       1

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                     % of Aggregate
                                               Principal Balance   Principal Balance
                                 Number of     Outstanding as of   Outstanding as of
INDEX:                        Mortgage Loans    the Cutoff Date     the Cutoff Date
---------------------------   --------------   -----------------   -----------------
1 YR CMT                                 630      407,132,549.60              100.00
---------------------------   --------------   -----------------   -----------------
Total                                    630      407,132,549.60              100.00
===========================   ==============   =================   =================

                                                                     % of Aggregate
                                               Principal Balance   Principal Balance
                                 Number of     Outstanding as of   Outstanding as of
PRODUCT:                      Mortgage Loans    the Cutoff Date     the Cutoff Date
---------------------------   --------------   -----------------   -----------------
5/1 I/O Hybrid                           585      386,235,375.99               94.87
5/1 Hybrid                                45       20,897,173.61                5.13
---------------------------   --------------   -----------------   -----------------
Total                                    630      407,132,549.60              100.00
===========================   ==============   =================   =================

                                                                     % of Aggregate
                                               Principal Balance   Principal Balance
                                 Number of     Outstanding as of   Outstanding as of
DELINQUENCY:                  Mortgage Loans    the Cutoff Date     the Cutoff Date
---------------------------   --------------   -----------------   -----------------
Current                                  630      407,132,549.60              100.00
---------------------------   --------------   -----------------   -----------------
Total                                    630      407,132,549.60              100.00
===========================   ==============   =================   =================

                                                                    % of Aggregate
                                               Principal Balance   Principal Balance
                                 Number of     Outstanding as of   Outstanding as of
CURRENT BALANCE:              Mortgage Loans   the Cutoff Date     the Cutoff Date
---------------------------   --------------   -----------------   -----------------
  301,000.00 -   400,000.00              127       45,782,152.79               11.25
  400,000.01 -   500,000.00              120       54,253,025.82               13.33
  500,000.01 -   600,000.00              115       63,155,315.00               15.51
  600,000.01 -   700,000.00               72       46,567,975.00               11.44
  700,000.01 -   800,000.00               29       22,048,750.00                5.42
  800,000.01 -   900,000.00               39       33,057,349.99                8.12
  900,000.01 - 1,000,000.00               35       34,036,251.00                8.36
1,000,000.01 - 1,100,000.00               49       50,813,405.00               12.48
1,100,000.01 - 1,200,000.00               14       16,044,500.00                3.94
1,200,000.01 - 1,300,000.00               11       13,790,925.00                3.39
1,300,000.01 - 1,400,000.00                6        8,213,000.00                2.02
1,400,000.01 - 1,500,000.00               13       19,369,900.00                4.76
---------------------------   --------------   -----------------   -----------------
Total                                    630      407,132,549.60              100.00
===========================   ==============   =================   =================


[GREENWICH CAPITAL LOGO]                                                       2

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                    % of Aggregate
                                               Principal Balance   Principal Balance
                                 Number of     Outstanding as of   Outstanding as of
LOAN RATE:                    Mortgage Loans    the Cutoff Date     the Cutoff Date
---------------------------   --------------   -----------------   -----------------
4.375  -  4.500                            1        1,225,000.00                0.30
4.501  -  5.000                            1          380,000.00                0.09
5.001  -  5.500                          121       92,002,189.00               22.60
5.501  -  6.000                          466      292,262,762.00               71.79
6.001  -  6.500                           39       20,507,598.60                5.04
6.501  -  6.625                            2          755,000.00                0.19
---------------------------   --------------   -----------------   -----------------
Total                                    630      407,132,549.60              100.00
===========================   ==============   =================   =================

                                                                    % of Aggregate
                                               Principal Balance   Principal Balance
                                 Number of     Outstanding as of   Outstanding as of
GROSS MARGIN:                 Mortgage Loans    the Cutoff Date     the Cutoff Date
---------------------------   --------------   -----------------   -----------------
2.600                                      6        3,081,200.00                0.76
2.650                                      3        2,460,100.00                0.60
2.750                                    620      401,211,249.60               98.55
3.250                                      1          380,000.00                0.09
---------------------------   --------------   -----------------   -----------------
Total                                    630      407,132,549.60              100.00
===========================   ==============   =================   =================

                                                                    % of Aggregate
                                               Principal Balance   Principal Balance
                                 Number of     Outstanding as of   Outstanding as of
MAXIMUM LOAN RATE:            Mortgage Loans    the Cutoff Date     the Cutoff Date
---------------------------   --------------   -----------------   -----------------
 9.375  -  9.500                           1        1,225,000.00                0.30
 9.501  - 10.000                           1          380,000.00                0.09
10.001  - 10.500                         119       90,777,189.00               22.30
10.501  - 11.000                         460      288,518,437.00               70.87
11.001  - 11.500                          40       21,319,598.60                5.24
11.501  - 12.000                           8        3,637,325.00                0.89
15.501  - 15.875                           1        1,275,000.00                0.31
---------------------------   --------------   -----------------   -----------------
Total                                    630      407,132,549.60              100.00
===========================   ==============   =================   =================

                                                                    % of Aggregate
                                               Principal Balance   Principal Balance
                                 Number of     Outstanding as of   Outstanding as of
REMAINING TERM:               Mortgage Loans    the Cutoff Date     the Cutoff Date
---------------------------   --------------   -----------------   -----------------
351  - 354                                 1          809,999.99                0.20
355  - 360                               629      406,322,549.61               99.80
---------------------------   --------------   -----------------   -----------------
Total                                    630      407,132,549.60              100.00
===========================   ==============   =================   =================


[GREENWICH CAPITAL LOGO]                                                       3

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                    % of Aggregate
                                               Principal Balance   Principal Balance
                                 Number of     Outstanding as of   Outstanding as of
RATE CHANGE DATE:             Mortgage Loans    the Cutoff Date     the Cutoff Date
---------------------------   --------------   -----------------   -----------------
10/01/06                                   1          809,999.99                0.20
02/01/07                                   2          679,567.79                0.17
03/01/07                                   1          481,605.82                0.12
05/01/07                                   1          390,400.00                0.10
06/01/07                                   2        1,237,500.00                0.30
07/01/07                                 114       71,540,058.00               17.57
08/01/07                                 509      331,993,418.00               81.54
---------------------------   --------------   -----------------   -----------------
Total                                    630      407,132,549.60              100.00
===========================   ==============   =================   =================

                                                                    % of Aggregate
                                               Principal Balance   Principal Balance
                                 Number of     Outstanding as of   Outstanding as of
ORIGINAL LTV:                 Mortgage Loans    the Cutoff Date     the Cutoff Date
---------------------------   --------------   -----------------   -----------------
      <=  0.00                             2        1,473,600.00                0.36
 5.01  - 10.00                             1          450,000.00                0.11
10.01  - 15.00                             1          509,000.00                0.13
20.01  - 25.00                             2        1,845,000.00                0.45
25.01  - 30.00                             7        4,188,995.00                1.03
30.01  - 35.00                            12        9,618,301.00                2.36
35.01  - 40.00                            13        8,591,100.00                2.11
40.01  - 45.00                            26       20,260,803.00                4.98
45.01  - 50.00                            48       32,101,551.00                7.88
50.01  - 55.00                            45       31,151,400.00                7.65
55.01  - 60.00                            48       34,771,700.00                8.54
60.01  - 65.00                            69       47,069,300.00               11.56
65.01  - 70.00                            94       72,918,626.00               17.91
70.01  - 75.00                           134       80,365,459.99               19.74
75.01  - 80.00                           128       61,817,713.61               15.18
---------------------------   --------------   -----------------   -----------------
Total                                    630      407,132,549.60              100.00
===========================   ==============   =================   =================

                                                                    % of Aggregate
                                               Principal Balance   Principal Balance
                                 Number of     Outstanding as of   Outstanding as of
CREDIT SCORE:                 Mortgage Loans    the Cutoff Date     the Cutoff Date
---------------------------   --------------   -----------------   -----------------
    <=   0                                11        7,786,205.61                1.91
651  - 700                                11        5,680,625.00                1.40
701  - 750                               310      195,921,296.99               48.12
751  - 800                               288      190,860,972.00               46.88
801  - 813                                10        6,883,450.00                1.69
---------------------------   --------------   -----------------   -----------------
Total                                    630      407,132,549.60              100.00
===========================   ==============   =================   =================


[GREENWICH CAPITAL LOGO]                                                       4

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                    % of Aggregate
                                               Principal Balance   Principal Balance
                                 Number of     Outstanding as of   Outstanding as of
AMORTIZATION:                 Mortgage Loans    the Cutoff Date     the Cutoff Date
---------------------------   --------------   -----------------   -----------------
Interest Only                            585      386,235,375.99               94.87
Fully Amortizing                          45       20,897,173.61                5.13
---------------------------   --------------   -----------------   -----------------
Total                                    630      407,132,549.60              100.00
===========================   ==============   =================   =================

                                                                    % of Aggregate
                                               Principal Balance   Principal Balance
                                 Number of     Outstanding as of   Outstanding as of
DOCUMENTATION:                Mortgage Loans    the Cutoff Date     the Cutoff Date
---------------------------   --------------   -----------------   -----------------
Reduced Documentation                    630      407,132,549.60              100.00
---------------------------   --------------   -----------------   -----------------
Total                                    630      407,132,549.60              100.00
===========================   ==============   =================   =================

                                                                    % of Aggregate
                                               Principal Balance   Principal Balance
                                 Number of     Outstanding as of   Outstanding as of
OCCUPANCY:                    Mortgage Loans    the Cutoff Date     the Cutoff Date
---------------------------   --------------   -----------------   -----------------
Primary                                  612      397,851,199.60               97.72
Second Home                               18        9,281,350.00                2.28
---------------------------   --------------   -----------------   -----------------
Total                                    630      407,132,549.60              100.00
===========================   ==============   =================   =================

                                                                    % of Aggregate
                                               Principal Balance   Principal Balance
                                 Number of     Outstanding as of   Outstanding as of
PROPERTY TYPE:                Mortgage Loans    the Cutoff Date     the Cutoff Date
---------------------------   --------------   -----------------   -----------------
Single Family                            578      378,356,454.61               92.93
Condominium                               50       27,178,794.99                6.68
Two-Four Family                            2        1,597,300.00                0.39
---------------------------   --------------   -----------------   -----------------
Total                                    630      407,132,549.60              100.00
===========================   ==============   =================   =================

                                                                    % of Aggregate
                                               Principal Balance   Principal Balance
                                 Number of     Outstanding as of   Outstanding as of
PURPOSE:                      Mortgage Loans    the Cutoff Date     the Cutoff Date
---------------------------   --------------   -----------------   -----------------
Rate/Term Refinance                      286      192,028,199.61               47.17
Purchase                                 189      111,830,046.99               27.47
Cash Out Refinance                       155      103,274,303.00               25.37
---------------------------   --------------   -----------------   -----------------
Total                                    630      407,132,549.60              100.00
===========================   ==============   =================   =================


[GREENWICH CAPITAL LOGO]                                                       5

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                    % of Aggregate
                                               Principal Balance   Principal Balance
                                 Number of     Outstanding as of   Outstanding as of
STATES:                       Mortgage Loans    the Cutoff Date     the Cutoff Date
---------------------------   --------------   -----------------   -----------------
Arizona                                   11        5,266,750.00                1.29
California                               459      302,058,528.00               74.19
Colorado                                  23       15,062,100.00                3.70
Connecticut                               18       12,577,000.00                3.09
District of Columbia                       1          805,000.00                0.20
Florida                                    7        5,460,820.00                1.34
Georgia                                    1          650,000.00                0.16
Idaho                                      1          900,000.00                0.22
Illinois                                  29       18,322,917.79                4.50
Maryland                                   6        4,269,000.00                1.05
Massachusetts                              5        1,953,800.00                0.48
Minnesota                                  3        1,623,750.00                0.40
Missouri                                   2        1,046,500.00                0.26
Nevada                                     7        3,262,500.00                0.80
New Jersey                                 8        4,494,105.82                1.10
New York                                  30       19,605,449.99                4.82
North Carolina                             1          798,000.00                0.20
Ohio                                       2          961,250.00                0.24
Pennsylvania                               1          334,000.00                0.08
Texas                                      4        2,475,950.00                0.61
Virginia                                   4        1,603,628.00                0.39
Washington                                 7        3,601,500.00                0.88
---------------------------   --------------   -----------------   -----------------
Total                                    630      407,132,549.60              100.00
===========================   ==============   =================   =================

                                                                    % of Aggregate
                                               Principal Balance   Principal Balance
                                 Number of     Outstanding as of   Outstanding as of
NORTH/SOUTH CA BREAKOUT:      Mortgage Loans    the Cutoff Date     the Cutoff Date
---------------------------   --------------   -----------------   -----------------
CA-NORTH                                 250      165,528,193.00               40.66
CA-SOUTH                                 209      136,530,335.00               33.53
OUTSIDE CA                               171      105,074,021.60               25.81
---------------------------   --------------   -----------------   -----------------
Total                                    630      407,132,549.60              100.00
===========================   ==============   =================   =================


[GREENWICH CAPITAL LOGO]                                                       6

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

            WaMu Mortgage Pass-Through Certificates, Series 2002-AR10
                             As of the Cut-off Date

                                                                         % of Aggregate
                                                    Principal Balance   Principal Balance
                                     Number of      Outstanding as of   Outstanding as of
TOP 50 PROP ZIP (CA)               Mortgage Loans   the Cut-off Date     the Cut-off Date
--------------------------------   --------------   -----------------   -----------------
90272 Pacific Palisades, CA                     6        5,729,000.00                1.72
94920 Belvedere Tiburon, CA                     4        4,514,000.00                1.35
95014 Cupertino, CA                             7        4,333,750.00                1.30
94566 Pleasanton, CA                            6        4,130,400.00                1.24
95120 San Jose, CA                              6        4,013,500.00                1.20
90402 Santa Monica, CA                          3        3,355,000.00                1.01
94941 Mill Valley, CA                           4        3,030,000.00                0.91
92660 Newport Beach, CA                         5        3,022,000.00                0.91
94022 Los Altos, CA                             4        2,814,000.00                0.84
93923 Carmel, CA                                3        2,725,500.00                0.82
95070 Saratoga, CA                              3        2,677,000.00                0.80
90210 Beverly Hills, CA                         2        2,600,000.00                0.78
94901 San Rafael, CA                            4        2,553,000.00                0.77
92130 San Diego, CA                             4        2,352,750.00                0.71
94025 Menlo Park, CA                            5        2,350,000.00                0.70
90274 Palos Verdes Peninsula, CA                3        2,327,000.00                0.70
95125 San Jose, CA                              4        2,292,924.00                0.69
90266 Manhattan Beach, CA                       4        2,255,500.00                0.68
92677 Laguna Niguel, CA                         5        2,246,500.00                0.67
94506 Danville, CA                              3        2,167,500.00                0.65
95035 Milpitas, CA                              5        2,116,250.00                0.63
94028 Portola Valley, CA                        2        2,090,000.00                0.63
94402 San Mateo, CA                             3        2,062,500.00                0.62
94027 Atherton, CA                              2        2,037,000.00                0.61
94404 San Mateo, CA                             5        2,000,000.00                0.60
92014 Del Mar, CA                               3        1,963,000.00                0.59
95032 Los Gatos, CA                             3        1,945,750.00                0.58
94040 Mountain View, CA                         3        1,913,000.00                0.57
94043 Mountain View, CA                         4        1,892,500.00                0.57


[GREENWICH CAPITAL LOGO]                                                       1

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                         % of Aggregate
                                                    Principal Balance   Principal Balance
                                     Number of      Outstanding as of   Outstanding as of
TOP 50 PROP ZIP (CA)               Mortgage Loans   the Cut-off Date     the Cut-off Date
--------------------------------   --------------   -----------------   -----------------
94087 Sunnyvale, CA                             4        1,864,500.00                0.56
94526 Danville, CA                              3        1,856,000.00                0.56
95124 San Jose, CA                              4        1,832,800.00                0.55
94904 Greenbrae, CA                             2        1,819,000.00                0.55
92679 Trabuco Canyon, CA                        3        1,809,700.00                0.54
94555 Fremont, CA                               4        1,777,250.00                0.53
94939 Larkspur, CA                              2        1,742,590.55                0.52
90405 Santa Monica, CA                          3        1,723,000.00                0.52
94062 Redwood City, CA                          2        1,721,600.00                0.52
95131 San Jose, CA                              4        1,689,250.00                0.51
95148 San Jose, CA                              4        1,686,000.00                0.51
94024 Los Altos, CA                             3        1,680,000.00                0.50
94960 San Anselmo, CA                           2        1,672,500.00                0.50
94061 Redwood City, CA                          3        1,620,000.00                0.49
94611 Oakland, CA                               3        1,600,750.00                0.48
94947 Novato, CA                                3        1,600,700.00                0.48
90254 Hermosa Beach, CA                         2        1,590,000.00                0.48
94539 Fremont, CA                               2        1,528,500.00                0.46
93109 Santa Barbara, CA                         3        1,508,100.00                0.45
94118 San Francisco, CA                         1        1,500,000.00                0.45
92648 Huntington Beach, CA                      2        1,497,000.00                0.45


[GREENWICH CAPITAL LOGO]                                                       2

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

            WaMu Mortgage Pass-Through Certificates, Series 2002-AR10
                             As of the Cut-off Date

                                                                         % of Aggregate
                                                    Principal Balance   Principal Balance
                                     Number of      Outstanding as of   Outstanding as of
TOP 50 PROP ZIP (CA)               Mortgage Loans   the Cut-off Date     the Cut-off Date
--------------------------------   --------------   -----------------   -----------------
95070 Saratoga, CA                             11       10,330,001.00                1.49
94010 Burlingame, CA                           11        9,706,800.00                1.40
90272 Pacific Palisades, CA                    11        9,633,500.00                1.38
94920 Belvedere Tiburon, CA                     9        8,241,395.00                1.18
90210 Beverly Hills, CA                         8        7,832,500.00                1.13
94022 Los Altos, CA                             8        7,153,200.00                1.03
90077 Los Angeles, CA                           7        7,000,925.00                1.01
95032 Los Gatos, CA                            10        6,886,350.00                0.99
90402 Santa Monica, CA                          6        6,761,500.00                0.97
92660 Newport Beach, CA                        12        6,634,500.00                0.95
94539 Fremont, CA                              10        6,463,500.00                0.93
94526 Danville, CA                             10        6,402,500.00                0.92
92037 La Jolla, CA                              8        6,230,651.00                0.90
94941 Mill Valley, CA                           8        5,831,100.00                0.84
94611 Oakland, CA                               9        5,684,750.00                0.82
94566 Pleasanton, CA                            7        5,504,000.00                0.79
95014 Cupertino, CA                             8        5,432,750.00                0.78
94025 Menlo Park, CA                            8        5,427,500.00                0.78
92677 Laguna Niguel, CA                         9        5,350,101.00                0.77
92679 Trabuco Canyon, CA                        9        5,333,638.79                0.77
94506 Danville, CA                              8        5,259,485.70                0.76
90266 Manhattan Beach, CA                       7        5,173,100.00                0.74
92663 Newport Beach, CA                         5        4,592,001.00                0.66
92625 Corona del Mar, CA                        6        4,487,600.00                0.65
95120 San Jose, CA                              8        4,432,500.00                0.64
94024 Los Altos, CA                             6        4,416,000.00                0.63
94062 Redwood City, CA                          5        4,350,900.00                0.63


[GREENWICH CAPITAL LOGO]                                                       1

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                         % of Aggregate
                                                    Principal Balance   Principal Balance
                                     Number of      Outstanding as of   Outstanding as of
TOP 50 PROP ZIP (CA)               Mortgage Loans   the Cut-off Date     the Cut-off Date
--------------------------------   --------------   -----------------   -----------------
91302 Calabasas, CA                             6        4,336,600.00                0.62
94028 Portola Valley, CA                        4        4,108,501.00                0.59
94027 Atherton, CA                              4        4,069,879.81                0.59
94901 San Rafael, CA                            6        3,888,000.00                0.56
90049 Los Angeles, CA                           5        3,851,100.00                0.55
92130 San Diego, CA                             7        3,767,800.00                0.54
94123 San Francisco, CA                         5        3,767,500.00                0.54
94301 Palo Alto, CA                             4        3,647,001.00                0.52
94061 Redwood City, CA                          7        3,625,000.00                0.52
94957 Ross, CA                                  4        3,430,000.00                0.49
91436 Encino, CA                                5        3,391,300.00                0.49
94904 Greenbrae, CA                             4        3,384,000.00                0.49
94116 San Francisco, CA                         6        3,239,100.00                0.47
90274 Palos Verdes Peninsula, CA                5        3,125,500.00                0.45
92067 Rancho Santa FE, CA                       3        3,052,000.00                0.44
92131 San Diego, CA                             5        2,893,000.00                0.42
93923 Carmel, CA                                3        2,875,500.00                0.41
94303 Palo Alto, CA                             5        2,634,308.00                0.38
92651 Laguna Beach, CA                          5        2,610,000.00                0.38
94402 San Mateo, CA                             4        2,570,000.00                0.37
92657 Newport Coast, CA                         3        2,547,000.00                0.37
94903 San Rafael, CA                            4        2,536,200.00                0.36
94087 Sunnyvale, CA                             5        2,518,000.00                0.36


[GREENWICH CAPITAL LOGO]                                                       2

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

            WaMu Mortgage Pass-Through Certificates, Series 2002-AR10
                             As of the Cut-off Date

TOTAL CURRENT BALANCE:                695,589,401
NUMBER OF LOANS:                            1,153

                                                                          % of Aggregate
                                                    Principal Balance   Principal Balance
                                      Number of     Outstanding as of   Outstanding as of
LOAN RATE:                         Mortgage Loans    the Cut-off Date    the Cut-off Date
--------------------------------   --------------   -----------------   -----------------
 4.375 - 4.500                                  1        1,225,000.00                0.18
 4.501 - 4.750                                  1          357,000.00                0.05
 4.751 - 5.000                                  3        1,742,587.00                0.25
 5.001 - 5.250                                 32       22,197,710.00                3.19
 5.251 - 5.500                                148      106,868,110.00               15.36
 5.501 - 5.750                                478      299,654,596.09               43.08
 5.751 - 6.000                                348      196,495,540.37               28.25
 6.001 - 6.250                                 86       41,991,921.79                6.04
 6.251 - 6.500                                 45       20,520,091.70                2.95
 6.501 - 6.750                                  9        3,709,060.50                0.53
 6.751 - 6.875                                  2          827,783.31                0.12
--------------------------------   --------------   -----------------   -----------------
Total                                       1,153      695,589,400.76              100.00
================================   ==============   =================   =================


[GREENWICH CAPITAL LOGO]                                                       1